As filed with the Securities and Exchange Commission on October 24, 2005
================================================================================
                             1933 Act File No. 333-127742
                             1940 Act File No. 811-21799


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2


|X|   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|X|   Pre-Effective Amendment No. 2
|_|   Post-Effective Amendment No. ___


      and


|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|X|   Amendment No. 2


                  EVERGREEN INTERNATIONAL BALANCED INCOME FUND
         (Exact Name of Registrant as Specified in Declaration of Trust)

                               200 Berkeley Street
                              Boston, MA 02116-5034
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (617) 210-3200
              (Registrant's Telephone Number, including Area Code)

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                           Copy of Communications to:

      Timothy W. Diggins, Esq.                   David C. Mahaffey, Esq.
          Ropes & Gray LLP                      Sullivan & Worcester LLP
       One International Place                     1666 K Street, N.W.
          Boston, MA 02110                       Washington, D.C. 20006

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

      If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

      It is proposed that this filing will become effective (check appropriate box)

      |X| when declared effective pursuant to section 8(c)

                           ---------------------------

                    CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

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                                                            Proposed
                                                            Maximum        Proposed Maximum     Amount of
                                        Amount Being     Offering Price       Aggregate        Registration
Title of Securities Being Registered     Registered         Per Unit      Offering Price /1/        Fee /2/
------------------------------------------------------------------------------------------------------------
Common Shares, no par value           1,500,000 Shares         $20            $30,000,000         $3,531

------------------------------------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee.

/2/ $ 3,531 of which was previously paid.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              Subject to Completion
                 Preliminary Prospectus dated             , 2005


PROSPECTUS

                                                          [LOGO]
                                                       Evergreen Investments(SM)

                                     Shares
                  Evergreen International Balanced Income Fund
                                  Common Shares
                                $20.00 per Share

                              ------------------

      Evergreen International Balanced Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

      Investment Objective. The Fund's investment objective is to seek to provide a high level of income. There can be no assurance that the Fund will achieve its investment objective.

      Portfolio Management Strategies. Under normal market conditions, the Fund will pursue its investment objective by investing in a diversified portfolio of common stocks of Non-U.S. Issuers and other equity securities that the Fund's Advisor (as defined below) believes should, in the aggregate, offer above average potential for current and/or future dividends, and of debt securities of Non-U.S. Issuers. "Non-U.S. Issuers" include the following: (i) companies organized under the laws of a country other than the United States, (ii) companies with a principal place of business in a country other than the United States, (iii) companies the Advisor or the Debt Securities Sub-Advisor (as defined below) determines have a majority of their assets in, or derive a majority of their income from, countries other than the United States, and (iv) foreign governments, their agencies, or instrumentalities and supranational issuers (such as the World Bank). The Fund will employ a strategy (the "Option Strategy") of writing (selling) call options on a variety of both non-U.S. and U.S. securities-based indices and, to a lesser extent, on futures contracts, exchange traded funds, and individual securities.

                                                   (continued on following page)

      Investing in the Fund's common shares involves risks that are described in the "Risk Factors" section beginning on page 36 of this prospectus.

                              ------------------

                                                 Per Share     Total (3)
                                                 ---------     ---------

        Public offering price .................   $20.00            $
        Sales load(1) .........................     $.90            $
        Estimated offering expenses(2) ........     $.04            $
        Proceeds, after expenses, to the Fund .   $19.06            $

(1) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. Separately, the Advisor has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and a structuring fee to Wachovia Capital Markets, LLC. See "Underwriting."

(2) The aggregate expenses of the offering (exclusive of the sales load) are estimated to be $ . The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load, but including the $.00667 per common share partial reimbursement of expenses to the underwriters) exceeds $.04 per common share. See "Underwriting."

(3) The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments. If this option is exercised in full, the total public offering price, sales load, estimated
      offering expenses, and proceeds, after expenses, to the Fund will be $   ,
      $      , $      , and $      , respectively.

      The underwriters may also purchase up to an additional       common shares
at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about                , 2005.

                              ------------------

Merrill Lynch & Co.                                    Wachovia Securities

Advest, Inc.                  Robert W. Baird & Co.     Wells Fargo Securities

                              ------------------

               The date of this prospectus is         , 2005.

(continued from cover page)

      Evergreen Investment Management Company, LLC (the "Advisor") will determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically based on the Advisor's analysis of their potentials for providing current income and of general economic and market factors. The Fund will normally invest 40% to 75% of its assets in equity securities and 25% to 60% of its assets in debt securities. The Advisor currently expects that initially, once the Fund is fully invested, approximately 70% of the Fund's assets will be invested in equity securities and 30% of the Fund's assets will be invested in debt securities.

      An investment in the Fund involves a high degree of risk and is not appropriate for all investors.

      The Fund's equity investments will normally include primarily securities issued by what the Advisor considers to be established Non-U.S. Issuers. The Advisor will primarily select companies that it believes should offer attractive current and/or future dividends. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of non-U.S. issuers.

      The Fund's investments in debt securities will normally include obligations of foreign governmental or corporate entities or supranational issuers denominated in various currencies and may include mortgage- and asset-backed securities. Under normal circumstances, the Fund's assets allocated to debt securities will be invested primarily in debt securities of investment grade (i.e., securities rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or unrated securities considered by First International Advisors, LLC, d/b/a Evergreen International Advisors (the "Debt Securities Sub-Advisor") to be of comparable quality), although the Fund has the flexibility to invest up to 35% of its debt investments in non-investment grade securities. See "Risk Factors -- High Yield Debt Securities Risk." The Debt Securities Sub-Advisor expects to maintain a dollar-weighted average maturity of the Fund's debt investments of between 5 and 14 years, and a dollar-weighted average duration of between 3 1/2 and 10 years.

      The Fund will use the Option Strategy in an attempt to generate gains from the premiums on call options written by it on selected non-U.S. and U.S. securities-based indices and, to a lesser extent, on exchange traded funds that represent certain indices, countries, or sectors of the market, on futures contracts, and on individual securities. The Fund initially intends to write call options with an aggregate net notional amount equal to approximately 40% to 50% the Fund's net assets. The extent of the Fund's use of written call options will vary over time based, in part, on the Advisor's and the Option Sub-Advisor's (as defined below) assessment of market conditions, pricing of options, related risks, and other factors, and the Fund's exposure to call options written by it may be substantially greater or less than the range noted above. See "Risk Factors -- Options Risk."


      No Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange under the symbol "EBI," subject to notice of issuance.


      Advisor and Sub-Advisors. The Advisor will manage the portion of the Fund's portfolio invested in equity securities. The Debt Securities Sub-Advisor will manage the portion of the Fund's portfolio invested in debt securities. Analytic Investors, Inc. (the "Option Sub-Advisor") will manage the Fund's Option Strategy. See "Management of the Fund."

      Leverage. The Fund may enter into various derivative transactions that may in some circumstances give rise to a form of financial leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy that the Fund employs will be successful. Although it has no current intention to do so for leveraging purposes, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money. The Fund will likely use any of a number of investment strategies and instruments from time to time for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return. Some of these transactions may have the effect of creating investment leverage. See "Risk Factors--Leverage Risk."

      High Yield Securities. Up to 35% of the Fund's investments in debt securities may be in securities rated below investment grade or unrated but considered by the Debt Securities Sub-Advisor to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." They involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change than higher rated debt securities. The risks involved in investing in high yield securities are such that an investment in the Fund should be considered speculative. See "Risk Factors--High Yield Debt Securities Risk."


      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information, dated
            , 2005, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 62 of this prospectus, by calling 1-800-730-6001 or by writing to the Fund. The Fund's Statement of Additional Information will not be available on the Fund's website because this offering will only be made for a limited time. Additionally, the Fund does not intend to post its annual and semi-annual report on its website because the Fund has not completed its first annual and semi-annual periods, respectively. You can review and copy documents the Fund has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.


      The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
Prospectus Summary ...........................................................    1
Summary of Fund Expenses .....................................................   26
The Fund .....................................................................   27
Use of Proceeds ..............................................................   27
Investment Objective and Principal Investment Strategies .....................   27
Leverage .....................................................................   35
Risk Factors .................................................................   36
Management of the Fund .......................................................   46
Dividends and Distributions ..................................................   50
Automatic Dividend Reinvestment Plan .........................................   51
Closed-End Fund Structure ....................................................   52
U.S. Federal Income Tax Matters ..............................................   53
Net Asset Value ..............................................................   55
Description of Shares ........................................................   56
Anti-Takeover Provisions of the Agreement and Declaration of Trust and By-Laws   57
Underwriting .................................................................   59
Certain Affiliations .........................................................   60
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar ...........   60
Legal Matters ................................................................   61
Independent Registered Public Accounting Firm ................................   61
Privacy Policy ...............................................................   61
Additional Information .......................................................   61
Table of Contents for the Statement of Additional Information ................   62

      You should rely only on the information contained in or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and that the Fund's business, financial condition, and prospects may have changed since that date.

                     (This page left intentionally blank.)

                               PROSPECTUS SUMMARY


      This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus, especially the information set forth under the heading "Risk Factors" as well as in the Statement of Additional Information.


The Fund .............  Evergreen International Balanced Income Fund (the
                        "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund." The Fund's principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

The Offering .........  The Fund is offering        common shares at an initial
                        offering price of $20.00 per share. The common shares are being offered by a group of underwriters (the
                        "underwriters") led by Merrill Lynch, Pierce, Fenner &
                        Smith Incorporated. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares
                        ($2,000) in order to participate in the offering. The
                        Fund has granted the underwriters the right to purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments. Evergreen
                        Investment Management Company, LLC, the Fund's investment adviser (the "Advisor"), has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than sales load, but including the $.00667 per common share partial reimbursement of expenses to the underwriters) exceeds $.04 per common share. See "Underwriting."

Investment Objective .  The Fund's investment objective is to seek to provide a high level of income. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Principal Investment Strategies."

Investment Policies ..  Under normal market conditions, the Fund will pursue its investment objective by investing in a diversified portfolio of common stocks of Non-U.S. Issuers and other equity securities that the Advisor believes should, in the aggregate, offer above average potential for current and/or future dividends, and of debt securities of Non-U.S. Issuers. "Non-U.S. Issuers" include the following: (i) companies organized under the laws of a country other than the United States, (ii) companies with a principal place of business in a country other than the United States, (iii) companies the Advisor or the Debt Securities Sub-Advisor (as defined below) determines have a majority of their assets in, or derive a majority of their income from, countries other than the United States, and (iv) foreign governments, their agencies, or instrumentalities and supranational issuers (such as the World Bank). The Fund will also employ a strategy (the "Option Strategy") of writing (selling) call options on a variety of both non-U.S. and U.S. securities-based indices. The Fund's Option Strategy may also, to a lesser extent, include writing call options on exchange traded funds that represent certain indices, countries, or sectors of the market, on futures contracts, and on individual securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of Non-U.S. Issuers.

                        The Advisor will manage the portion of the Fund's portfolio invested in equity securities. First International Advisors, LLC, d/b/a Evergreen International Advisors (the "Debt Securities Sub-Advisor") will manage the portion of the Fund's portfolio invested in debt securities. Analytic Investors, Inc. (the "Option Sub-Advisor") will manage the Fund's Option Strategy.

                        The Advisor will determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically, based on the Advisor's analysis of their potentials for providing current income and of general economic and market factors. The Fund will normally invest 40% to 75% of its assets in equity securities and 25% to 60% of its assets in debt securities. The Advisor currently expects that initially, once the Fund is fully invested, approximately 70% of the Fund's assets will be invested in equity securities and 30% of the Fund's assets will be invested in debt securities. At least 25% of the Fund's assets will normally be invested in debt securities and, other than for temporary defensive purposes, at least 40% of the Fund's assets will be invested in equity securities.

                        The Fund will likely use any of a number of investment strategies and instru ments from time to time for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return. Some of these transactions may have the effect of creating investment leverage. (There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances.)

                        Equity Securities Selection Techniques. The Fund's equity investments will normally include primarily securities issued by what the Advisor considers to be established Non-U.S. Issuers. "companies are companies that the Advisor determines have the characteristics of companies that have been engaged in substantial business operations for a substantial period of time. (The Advisor might determine that a company that is relatively recently organized is nonetheless an "company if it exhibits such characteristics.) The Fund may hold a portion of its assets in equity securities of issuers organized in emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including investments in equity and debt securities) will be invested in securities of issuers organized in emerging market countries. For purposes of the Fund's investment in equity securities, the Fund currently considers emerging market countries to be countries included in the Morgan Stanley Capital International Emerging Markets Free Index.

                        Although not every equity security in the Fund's portfolio will pay dividends, the Advisor will primarily select companies that it believes should offer attractive current and/or future dividends in an attempt to build an equity portfolio that offers an attractive dividend yield in the aggregate. The Advisor will not limit its investments to companies representative of any particular investment style. For example, the Advisor may select "growth" companies on the basis of their promising business models, strong manage ment, or anticipated growth in cash flows. The Advisor might also select "value" companies if it believes that their securities are undervalued by other investors.

                        The Fund's equity securities will include, among others, common stocks, preferred stocks, equity securities of real estate investment trusts ("REITs") and convertible stocks. The Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

                        The Advisor may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund's equity investments. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's equity investments or increases in the values of currencies in which anticipated equity investments are denominated. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Debt Securities Sub-Advisor may provide advice with respect to or coordinate the Advisor's use of foreign currency exchange transactions. There is no limit on the amount of foreign currency exchange transactions that the Advisor may enter into on behalf of the Fund, and, as a result, the Fund may engage in foreign currency exchange transactions with respect to all of its equity securities investments. This could mean, for example, that the Fund might enter into foreign currency exchange transactions requiring the Fund to deliver, or to take delivery of, one or more foreign currencies with a net value equal to the entire value of the Fundassets allocated to equity securities.

                        Debt Securities Selection Techniques. The Fund's investments in debt securities will normally include obligations of foreign governmental or corporate entities or supranational issuers (such as the World
                        Bank) denominated in various currencies and may include mortgage- and asset-backed securities, including securities of private issuers. Under normal circumstances, the Fund's assets allocated to debt securities will be invested primarily in debt securities of investment grade at the time of purchase (i.e., securities rated at least Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Services ("Standard & Poor"), or unrated securities considered by the Debt Securities Sub-Advisor to be of comparable quality). Up to 35% of the Fund's investments in debt securities may be in securities rated below investment grade or unrated but considered by the Debt Securities Sub-Advisor to be of comparable quality, including high yield corporate debt and sovereign debt of emerging market countries. High yield debt securities are commonly referred to as "junk bonds". The Fund will not invest in securities rated below B- or the equivalent by Moody's and Standard & Poor's. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. See "Summary--High Yield Debt Securities Risk." The Fund may invest its assets in issuers of debt securities organized in emerging market countries, including governmental issuers of emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including investments in equity and debt securities) will be invested in securities of issuers organized in emerging market countries. For purposes of its investment in debt securities, the Fund currently considers emerging market countries to be countries that issue long-term sovereign debt in their local currencies that is rated below investment grade. See "Summary--Emerging Markets Risk."

                        The Debt Securities Sub-Advisor selects issuers, countries, and currencies in which the Fund will invest based on its own fundamental and quantitative research.

                        The Debt Securities Sub-Advisor expects to maintain a dollar-weighted average maturity of the Fund's debt investments of between 5 and 14 years, and a dollar-weighted average duration of between 3(1)/2 and 10 years. Maturity measures the final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment. This could mean, for example, that a portfolio with a duration of 10 years could decrease in value by 10% if interest rates rose one percentage point. To the extent the Fund uses leverage, any decline in value of the Fund's shares could be increased.

                        The Debt Securities Sub-Advisor may enter into foreign currency exchange transactions on behalf of the Fund. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investments in debt securities or anticipated investments in debt securities denominated in foreign currencies. The Fund may also enter into these transactions for purposes of increasing exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies, or to shift exposures among foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Debt Securities Sub-Advisor may enter into on behalf of the Fund, and, as a result, the Fund may engage in foreign currency exchange transactions with respect to all of its debt securities investments. This could mean, for example, that the Fund might enter into foreign currency exchange transactions requiring the Fund to deliver, or to take delivery of, one or more foreign currencies with a net value equal to the entire value of the Fund's assets allocated to debt securities.

                        The Debt Securities Sub-Advisor may enter into other derivative transactions, such as transactions in U.S. Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, in order to manage the exposure of the Fund's debt securities portfolio to interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates, or indices. The Fund typically would use such derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

                        The Fund's investment in debt securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

                        Option Strategy. The Fund will use the Option Strategy in an attempt to generate gains from the premiums on call options written by it on selected non-U.S. and U.S. securities-based indices, and, to a lesser extent, on exchange traded funds that represent certain indices, countries, or sectors of the market, on futures contracts, and on individual securities.

                        The Fund initially intends to write call options with an aggregate net notional amount equal to approximately 40% to 50% of its net assets. The extent of the Fund's use of written call options will vary over time based, in part, on the Advisor's and the Option Sub-Advisor's assessment of market conditions, pricing of options, related risks, and other factors, and the Fund's exposure to call options written by it may be substantially greater or less than the range noted above. It is likely at times that the Fund will write options with an aggregate net notional amount less than the value of the Fund's equity securities in order to allow the Fund potentially to realize capital gains on a portion of its equity portfolio. The aggregate net notional amount of the open option positions sold by the Fund wil not normally exceed the market value of the Fund's equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time the Advisor may direct the Option Sub-Advisor to limit, or temporarily suspend, the Funduse of the Option Strategy.

                        As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may write index call options that are "European style" options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are "American style" options, meaning that the options may be exercised at any point up to and including the expiration date.

                        The Option Sub-Advisor will actively manage the Fund's options positions using quantitative and statistical analysis that focuses on relative value and risk/return. The Option Sub-Advisor will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund.

                        The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or "over-the-counter") options to a substantial degree (as options contracts on many foreign indices are currently available only in the over-the-counter market). Listed option contracts are typically originated and standardized by securities exchanges and clearinghouses. Over-the-counter options are not originated and standardized by any exchange or clearinghouse or listed and traded on an options exchange. Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The counterparties to these transactions will typically be major inter national banks, broker-dealers, and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed, or cleared by any clearinghouse. In addition, the Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers, or other financial institutions participating in such transactions will not fulfill their obligations.

                        Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing.

                        The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, changes in the dividend rates of underlying securities, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as a liability. The Fund then adjusts the liability over time as the market value of the option changes. The value of each written option will be marked to market daily.

                        The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for trans actions effected in U.S. markets. Transaction costs associated with the Fund's Option Strategy will vary depending on market circum stances and other factors. Transaction costs will decrease the amount of any gain the Fund realizes on an option or increase the amount of any loss the Fund realizes on an option.

                        The Fund may seek to close out (terminate) a call option it has written, by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

                        If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written (less the amount of related transaction costs). If an option written by the Fund is exercised, the Fund realizes a capital gain (less the amount of related transaction costs) if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain (less the amount of related transaction costs) if the cost of the closing option is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cost of the closing option is more than the premium received. Because certain exchange-listed options are considered "section 1256 contracts" for Federal income tax purposes, the Fund's gains and losses on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for Federal income tax purposes. For tax purposes, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such outstanding index option position at the close of each taxable year, resulting in potential tax gains or losses to the Fund notwithstanding that the option has not been exercised or terminated. Options that do not constitute section 1256 contracts (including, for example, options on exchange traded funds, options on individual stocks, options on narrow-based indices, and over-the-counter options) will give rise to short-term capital gains or losses that will be recognized upon exercise or disposition; any such gains, when distributed to U.S. taxable shareholders, will be taxable at ordinary income rates.

                        Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

                        The Option Sub-Advisor may cause the Fund to sell call options on "broad-based" equity indexes, such as the MSCI Europe Australasia Far East (EAFE) Index or the Standard & Poor's 500 Index, as well as those that provide exposure to the stock markets of various countries represented in the index, such as the FTSE 100 Index (U.K.), the DAX Index (Germany), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy), and the Madrid General Index (Spain). The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals, and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. See "U.S. Federal Income Tax Matters."

                        The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. In addition to providing possible gains from premiums received, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equities held by the Fund, to the extent the Fund's equity portfolio is correlated with the applicable index, up to the exercise price. The Fund also reserves the right to sell index call options that are in-the-money (i.e., the value of the index is above the exercise price of the option at the time of sale) if, for example, the Option Sub-Advisor were to believe that the options were significantly mispriced (and so offered an attractive possibility for gain by the Fund) or that the sale of such an option might beneficially affect the risk profile of the Fund's option exposure. When the prices of the equity indices upon which call options are written rise, call options that were out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the options will be exercised, and the Fund will be forced to pay the amount of appreciation over the strike price upon the purchaser's exercise of an option. The option premium, the exercise price, and the value of the index determine the gain or loss realized by the Fund as the seller of an index call option. See "U.S. Federal Income Tax

                        Matters" for information concerning the effect of certain options on the Fund's ability to pay dividends that qualify for reduced rates of taxation.

                        The Option Sub-Advisor will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund's equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund's written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. This risk is particularly pronounced for the Fund because different firms will manage the Fund's portfolio securities, on the one hand, and the Option Strategy, on the other, and the Option Sub-Advisor may not have real-time access to information regarding the portfolio holdings and recent transactions of the Fund. To the extent that the indices on which the options are written are not correlated with the underlying portfolio, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. See "Risk Factors--Options Risk."

                        The Option Sub-Advisor may cause the Fund to buy put options from time to time if the Option Sub-Advisor considered the pricing of those options highly favorable and purchase of such an option might beneficially affect the risk profile of the Fund's option exposure. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying index or security is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the value of the relevant index or security decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. If the Fund purchases put options that are "out-of-the-money" (i.e., where the exercise price is less than the value of the security index), the Fund will not be fully covered against any market decline. A put option acquired by the Fund and not sold prior to expiration will expire worthless, thereby causing the Fund to lose its entire investment in the option. Also, a purchased index put option may not work as intended due to a lack of correlation between changes in the value of the index and changes in the market value of the equity securities held by the Fund.

                        The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by causing option premiums from the Option Strategy to be converted into U.S. dollars prior to receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar.

                        Although not a principal investment strategy of the Fund, the Fund may write call options on individual securities, including exchange traded funds and securities that are not owned by the Fund. The Option Sub-Advisor would write call options on individual securities with the same general strategies and goals as the Fund's written options on indices. The risks of selling options on exchange traded funds and other securities are generally similar to those relating to the sale of index options. If the Fund were to sell options on shares of an exchange traded fund or other security that it did not own, the Fund might, upon exercise of the option, be required to purchase the security in the open market at a price higher than the option's strike price in order to meet its obligation to deliver the security to the option holder. Unlike certain call options written on indices, all gains and losses from call options on individual securities, including exchange traded funds, will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related "substantially similar" security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See "U.S. Federal Income Tax Matters."

                        There can be no assurance that the Fund's Option Strategy will be successful, and the Option Strategy may result in losses.

                        Other Investments. The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return, including call and put options, options on futures contracts, futures and forward contracts, and swap agreements with respect to securities, indices, and currencies. For example, the Fund might use futures contracts on indices as a temporary substitute for cash positions in order to effect a decision by the Advisor to adjust the portions of the Fund's assets invested in equity securities and debt securities. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances.

                        The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act").

                        The Fund may enter into repurchase agreements and reverse repurchase agreements, may buy securities in private placements, and may lend its portfolio securities.

                        The Fund may invest up to 20% of its total assets in illiquid securities. For purposes of this 20% policy, over-the-counter options will not be considered illiquid.

                        An investment in the Fund may be speculative, involving a high degree of risk, and should not constitute a complete investment program. See "Summary--Principal Risks."

                        For a further discussion of the Fund's investment policies, see "Investment Objective and Principal Investment Strategies."

Use of Leverage
by the Fund ..........  The Fund may enter into transactions that include, among others, options, futures contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Although it has no current intention to do so for leveraging purposes, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money. The Fund will likely use some or all of the transactions described above from time to time for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return. Some of these transactions may have the effect of creating investment leverage. There is no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. See "Risk Factors--Leverage Risk." By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful. See "Leverage."

Investment Advisor ...  The Advisor is responsible for the day-to-day management of the equity portion of the Fund's portfolio and for overseeing generally the Option Strategy. The Advisor will also determine the portions of the Fund's assets to be invested in equity securities and in debt securities. The Advisor has been managing mutual funds and private accounts since 1932 and, as of June 30, 2005, with its affiliates, managed over $249 billion in assets, including more than $23 billion in international assets. The Advisor is a wholly owned subsidiary of Wachovia Corporation. The Fund pays the Advisor a fee, calculated and paid monthly, for its investment advisory services at an annual rate of .95% of the Fund's average daily Total Assets. "Total Assets" means (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings") without deducting liabilities representing external borrowings. The liquidation preference of preferred shares of the Fund, if any, constituting financial leverage shall not be considered a liability of the Fund for this purpose. See "Management of the Fund."

Investment
Sub-Advisors .........  The Advisor has retained the Debt Securities Sub-Advisor and the Option Sub-Advisor (collectively, the "Sub-Advisors") to serve as the Fund's investment sub-advisors.

                        The Debt Securities Sub-Advisor has responsibility for the day-to-day management of the Fund's debt securities. The Advisor (and not the Fund) has agreed to pay the Debt Securities Sub-Advisor a fee, calculated and paid monthly, in arrears, at an annual rate of .05% of the Fund's average daily Total Assets for the services and facilities the Debt Securities Sub-Advisor provides. The Debt Securities Sub-Advisor is a Delaware limited liability company and managed approximately $18 billion as of June 30, 2005. The Debt Securities Sub-Advisor, a subsidiary of Wachovia Corporation, is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

                        The Option Sub-Advisor will be responsible for formulating and implementing the Fund's Option Strategy. The Advisor (and not the Fund) has agreed to pay the Option Sub-Advisor a fee, calculated and paid monthly, in arrears, at an annual rate of .15% of the Fund's first $100,000,000 of average daily Total Assets, .12% of the Fund's next $150,000,000 in average daily Total Assets, and .10% of the Fund's average daily Total Assets above $250,000,000 for the services and facilities the Option Sub-Advisor provides. The Option Sub-Advisor was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The Option Sub-Advisor serves mutual funds, pensions, and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies. The Option Sub-Advisor is a California corporation and managed approximately $7.7 billion as of June 30, 2005. The Option Sub-Advisor is wholly owned by Old Mutual (US) Holdings Inc., which uses the marketing name Old Mutual Asset Management ("Old Mutual Asset Management"). Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $283 billion in assets under management as of June 30, 2005. Old Mutual plc is among the Global Fortune 300. The Option Sub-Advisor is located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071. See "Management of the Fund."


Listing ..............  The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "EBI." See "Description of Shares."



Custodian and
Transfer Agent .......  State Street Bank and Trust Company will serve as the
                        Fund's custodian, and EquiServe Trust Company, N.A. will serve as the Fund's transfer agent. See "Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar."

Administrator ........  The Fund has engaged Evergreen Investment Services, Inc.
                        ("EIS") to provide certain administrative services for the Fund. The Fund will pay EIS a monthly fee computed at an annual rate of .05% of the Fund's average daily Total Assets.

Market Price of
Common Shares ........  Common shares of closed-end investment companies frequently trade at prices lower than their net asset values. Common shares of closed-end investment companies have in the past during some periods traded at prices higher than their net asset values and during other periods traded at prices lower then their net asset values. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid or reimbursed by the Fund. See "Use of Proceeds." In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, the Fund's dividends paid (which will in turn be affected by levels of interest and dividend payments by the Fund's portfolio holdings, the timing and success of the Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses, and other factors), call protection for portfolio securities, and interest rate movements. See "Leverage," "Risk Factors," and "Description of Shares." The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Dividends and
Distributions ........  Commencing with the Fund's first distribution, the Fund intends to make monthly cash distributions to holders of the Fund's common shares ("common shareholders") at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) dividends and interest received by the Fund that are paid on the equity securities and debt securities held in the Fund's portfolio and earnings from foreign currency exchange transactions (unless the Fund elects to treat such contracts as giving rise to capital gain) and (ii) capital gains (short-term and long-term) from net option premiums, futures contracts, certain foreign currency exchange transactions (if the Fund elects to treat such gains or losses as capital gains or losses), and the sale of portfolio securities. The majority of gains from option premiums are expected to be short-term, taxable at ordinary income rates; however, a portion of the premiums from certain options may be treated as long-term capital gains. Dividends and interest distributed by the Fund will be taxable as ordinary income; however, a portion of the Fund's distribution of dividend payments may qualify for reduced rates applicable to qualified dividend income, provided the shareholders meet certain holding period requirements. See "U.S. Federal Income Tax Matters" for further information concerning the tax treatment and characterization of Fund distributions. Distributions are likely to be variable, and the Fund's distribu tion rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above.

                        The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that significantly exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your common shares, with any amounts exceeding such basis treated as gain from the sale of shares. If, when making its monthly distributions, the Fund incorrectly estimates its capital gains or losses for the remainder of the taxable year, the Fund's distributions for that period or taxable year may contain significant returns of capital.

                        In order to maintain a more consistent distribution rate, the Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income and gain earned by the Fund during such period. The Fund may also for other reasons decide to retain net investment income or capital gain net income (but intends to make distributions sufficient to maintain its eligibility to be taxed as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code")). If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

                        As portfolio and market conditions change, the rate of distributions on the common shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's distributions may be comprised of capital gains from the sale of securities held in the Fund's portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "U.S. Federal Income Tax Matters."

                        Your initial monthly distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund's Automatic Dividend Reinvestment Plan. See "Automatic Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

                        The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. Historically, other closed-end investment companies have applied for and received exemptive relief from the Securities and Exchange Commission to permit the investment companies to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. The staff of the Securities and Exchange Commission has indicated that it has suspended the processing of exemptive applications requesting this type of relief, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

                        For a further discussion of dividends and distributions, see "Dividends and Distributions".

Principal Risks ......  For a further discussion of the risks described below, see "Risk Factors."

                        No Operating History. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

                        Market Discount Risk. As with any stock, the value of the Fund's common shares will fluctuate with market conditions and other factors. Shares of closed-end funds frequently trade at a discount from their net asset values. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk, in part because the Fund's net asset value will be reduced following the offering by the sales load and the amount of organizational and offering expenses paid or reimbursed by the Fund. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund's common shares may trade at a price that is less than their initial offering price.

                        Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of these investments may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.


                        Stock Market Risk. Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation, and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies, or sectors in which a Fund invests do not perform well or are affected by adverse events. The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies. Equity securities generally have greater price volatility than bonds and other debt securities and their values may go up or down, sometimes rapidly or unpredictably.


                        Issuer Risk. The values of securities may decline for a number of reasons which directly relate to the issuers, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

                        Interest Rate Risk. If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. The Fund will invest a significant portion of its portfolio in debt securities or stocks purchased primarily for interest or dividend income; therefore, if interest rates rise, the value of your investment in the Fund may decline. If interest rates go down, interest and dividends earned by the Fund on its investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration, and reduce the value of the security. Rising interest rates may also have an adverse impact on the equity markets or particular equity securities. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's investments will decline as market interest rates rise. Any use of leverage by the Fund will tend to increase interest rate risk.

                        Credit Risk. Credit risk is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status. Because the Fund may own securities with low credit quality, it may be subject to a high level of credit risk. See "Summary--High Yield Debt Securities Risk" below. The Fund may also be subject to credit risk to the extent it engages in derivative transactions, such as swaps, over-the-counter options, repurchase agreements, or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. See "Summary--Counterparty Risk" below.

                        Foreign (Non-U.S.) Investment Risk. Investing in the securities of foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks will be more pronounced to the extent that the Fund invests in emerging market countries or in one country. See Markets Risk" below. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, nationalization, expropriation or other confiscation, currency blockage, political changes, or diplomatic developments could adversely affect the Fund's investments. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline as well. Economic, political, and social developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. Foreign settlement procedures also may involve additional risks.

                        In addition, if a deterioration occurs in a country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures, seek local governmental approvals, or take other actions, each of which may involve additional costs to the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

                        Sovereign Risk. The Fund may have substantial investments in sovereign debt issued by foreign governments or their agencies or instrumentalities or by other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there generally are no bankruptcy or other reorganization proceedings similar to those in the United States by which defaulted sovereign debt may be collected.

                        The ability of a foreign sovereign issuer to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates, and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations.

                        Additional factors that may influence the ability or willingness of a foreign governmental entity to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

                        Foreign Currency Risk. The Fund will have substantial exposure to foreign currency risk because a substantial portion of the Fund's assets will be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Option Strategy as well as dividends and interest received by the Fund from foreign issuers will often be paid in foreign currencies. The Fund's investments in or exposure to foreign (non-U.S.) currencies, including via the Option Strategy, or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by United States or foreign governments, central banks, or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions. The Fund may, but is not required to, hedge its exposure to foreign currencies obtained through its investments. Hedging transactions do not eliminate fluctuations in the underlying local prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. There is no assurance that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

                        The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund's assets. These declines will in turn affect the Fund's income and net asset value. The Fund will compute its income on the date of receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the foreign currency declines relative to the dollar between the date the income is accrued and the date the currency is converted to U.S. dollars, the amount available for distribution to the Fund's shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the Fund is denominated declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

                        The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies and/or by causing options premiums to be converted into U.S. dollars prior to receipt by the Fund. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

                        Emerging Markets Risk. Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include:
                        (i) greater risks of expropriation, confiscatory taxation, and nationalization and less social, political, and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. There is no assurance that the Fund will utilize these or other currency hedging strategies or, if used, that the strategies will be successful.

                        Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor's and a Sub-Advisor's judgment about the attractiveness, relative value, or potential appreciation of a particular sector, security, or investment strategy may prove to be incorrect and there can be no guarantee that it will produce the desired results. Management risk is particularly pronounced for the Fund because the Option Strategy that will be used by the Fund involves sophisticated investment techniques to be implemented by the Option Sub-Advisor, and there can be no guarantee that these techniques will be successful. Further, because different firms will manage the Fund's portfolio securities, on the one hand, and the Option Strategy, on the other, the Option Sub-Advisor's ability to implement the Option Strategy successfully may be hindered. See "Summary-Options Risk" below.

                        Options Risk. There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Fund. Among other techniques, the Advisor will attempt to monitor for and manage this risk in consultation with the Option Sub-Advisor through the Fund's overall allocation and the characteristics of the call options sold (written).

                        The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the values of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

                        There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Option Strategy involves significant risk that the changes in the values of the indices underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Fund. This risk is heightened for the Fund because the Option Strategy will be implemented by a different manager (the Option Sub-Advisor) than the manager of the Fund's equity investments (the Advisor), and the Option Sub-Advisor may not have real-time access to information regarding the portfolio holdings and related transactions of the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of the securities held by the Fund are declining), which may more than offset any gains received by the Fund from option premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

                        The Fund expects to make substantial use of unlisted over-the-counter options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange traded options. The counter parties to these transactions will typically be major international banks, broker-dealers, and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed, or cleared by any clearinghouse. In addition, the Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers, or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

                        When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. In addition, the hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

                        In addition, the Fund's listed options transactions will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Option Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

                        There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an exchange or clearinghouse as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

                        The Fund's use of purchased put options on equity indices as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund's portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

                        The exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

                        Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities and interest payments on debt investments held by it as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term. The dividend and interest income from the Fund's investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders' income from the Fund. See "Dividends and Distributions" for a description of other risks associated with the level, timing, and character of the Fund's distributions.

                        Derivatives Risk. In addition to options, the Fund may use a variety of derivative instruments in an attempt to enhance the Fund's investment returns or to hedge against market and other risks in the portfolio, including call and put options, futures contracts, options on futures contracts, forward contracts, and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Many derivatives transactions may result in a form of financial leverage, and even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates or currency exchange rates. See "Summary-Leverage Risk" below. In many cases, the value of a derivatives position to the Fund is dependent on the willingness and ability of the Fund's derivatives counterparty to perform its obligations to the Fund. Certain derivatives may be less liquid and more difficult to value.

                        Derivatives are subject to a number of risks described elsewhere in this prospectus, such as stock market risk, counterparty risk, interest rate risk, credit risk, leverage risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate, or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

                        Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts, including certain over-the-counter options, entered into by it. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in an insolvency, bankruptcy, or other reorganizational proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund enters into an over-the-counter option position to offset another over-the-counter option position, the Fund will still be subject to counterparty risk with respect to both positions.

                        High Yield Debt Securities Risk. Investment in high yield securities involves substantial risk of loss. Non-investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks, among others:

                        o Increased price sensitivity to changing interest rates and to a deteriorating economic environment.

                        o Greater risk of loss due to default or declining credit quality.

                        o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments.

                        o If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

                        o Adverse changes in economic conditions are more likely to cause a high yield issuer to default on principal and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers to meet their obligations. The market values of lower rated debt securities tend to reflect individual developments of the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

                        o The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher rated instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

                        Debt securities below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings.

                        Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower rated segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher rated segments of the debt securities market, resulting in greater yield and price volatility. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities. If this occurs, the Fund's net asset value and ability to make distributions to you would be adversely affected. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

                        Although the Fund does not intend to invest directly in high yield securities rated CCC or below, if the Fund owns a security that is downgraded to CCC or below, or if unrated, the equivalent thereof, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. However, the Fund would limit these types of securities to 5% of the portion of the Fund that invests in debt securities. These types of securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

                        Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

                        Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

                        Prepayment Risk. During periods of declining interest rates, the issuer of a debt security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                        Tax Risk. Call option premiums received by the Fund generally will be recognized upon exercise, lapse, or other disposition of the option, and gain or loss on options generally will be treated by the Fund as short-term capital gain or loss taxed at ordinary income tax rates. The Fund's positions in certain listed equity index call options and futures contracts, certain foreign currency contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment, and gains will be recognized based on the fair market value of the instruments on October 31 and at the end of the Fund's taxable year (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts), and certain options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Distributions from the Fund may be variable because of this treatment and because of limits on the number of long-term capital gains distributions that the Fund may make in a year. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Some of the call options and other devices employed by the Fund may reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of short-term or long-term capital gains distributions or qualified dividend income and cannot assure you as to any ratio of monthly distributions to capital gain distributions. In addition, certain of the Fund's call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See "U.S. Federal Income Tax Matters." Please see "Summary-Dividends and Distributions" for a description of additional risks associated with the tax characterization of the Fund's distributions to common shareholders.

                        REITs Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk-the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT's returns to the Fund or the value of the Fund's investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income," and so may be taxable at ordinary income tax rates.

                        Mortgage- and Asset-Backed Securities Risk. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities, other mortgage-backed instruments, and asset-backed securities. Unlike traditional debt investments, payments on mortgage-backed investments typically include both interest and partial payment of principal. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk -- the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed securities. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in the IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and other asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

                        Investment Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style of investing. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is popular. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is popular.

                        Market Capitalization Risk. The Fund may invest in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories--large, medium, and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and medium-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their values may fluctuate more sharply than other securities.

                        Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, typically has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

                        Leverage Risk. The Fund may enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Although it has no current intention to do so for leveraging purposes, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money. The Fund will likely use some or all of the transactions described above from time to time for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return. Some of these transactions may have the effect of creating investment leverage. There is no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage would create the opportunity for increased common share net income but also would result in special risks for common shareholders.

                        There is no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on common shares.

                        Because the fees received by the Advisor and the Sub-Advisors are based on the Total Assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Sub-Advisors have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisors, on one hand, and the common shareholders, on the other hand. To the extent the investment return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the investment return from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                        Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following: (i) the likelihood of greater volatility of net asset value, the market price, or the dividend rate of the common shares; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund's total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

                        Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base, and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

                        Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below, or above net asset value, or below or above the initial offering price for the shares.

                        Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath, and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world economies and securities markets. The nature, scope, and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism, and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, and other factors relating to the common shares.

                        Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                        Liquidity Risk. The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies -- securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For purposes of the 20% policy, over-the-counter options will not be considered illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. The Fund is not required to sell or dispose of any investment that becomes illiquid subsequent to its purchase. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

                        Anti-takeover Provisions Risk. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include, for example, staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for terminating classes or series of shares of the Fund, open-ending the Fund, or a merger, liquidation, asset sale, or similar transactions. See "Anti-Takeover Provisions of the Agreement and Declaration of Trust and By-Laws."


                        Other Regulatory Matters Risk. Governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the securities and mutual fund industries, including those relating to revenue sharing, market-timing, late trading and record retention. The investigations cover advisory companies to mutual funds, broker-dealers, hedge funds and others. Wachovia Corporation (the Advisor's parent) and its affiliates (including the Advisor, EIS, and ESC) (collectively, "Wachovia") have received subpoenas and other requests for documents and testimony relating to the investigations, are endeavoring to comply with those requests, are cooperating with the investigations, and where appropriate, are engaging in discussions to resolve the investigations. Wachovia is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate. In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission advised the Advisor, a subsidiary of Wachovia Corporation, that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the Advisor, EIS and ESC. The staff of the Securities and Exchange Commission's proposed allegations relate to (i) an arrangement involving a former employee of the Advisor and an individual broker pursuant to which the broker, on behalf of a client, made exchanges to and from a mutual fund during the period December 2000 through April 2003 in excess of the limitations set forth in the mutual fund prospectus,
                        (ii) purchase and sale activity from September 2001 through January 2003 by a former portfolio manager of the Advisor in the mutual fund he managed at the time,
                        (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations stated in mutual fund prospectuses, and (iv) the adequacy of e-mail retention practices. In addition, on September 17, 2004, the staff of the Securities and Exchange Commission advised Wachovia Securities that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the brokerage subsidiary regarding the allegations described in (i) of the preceding sentence. Wachovia currently is engaged in discussions with the Securities and Exchange Commission staff regarding the matters described in (i) through (iv) above. Wachovia intends to make a written Wells submission, if it is unable to satisfactorily resolve these matters, explaining why Wachovia believes enforcement action should not be instituted.


                        Various securities regulators are currently investigating Wachovia Securities regarding Wachovia Securities' practices and procedures for the offer and sale of certain mutual funds. Wachovia believes the regulators are reviewing the adequacy of Wachovia Securities' disclosures regarding revenue sharing arrangements with certain investment companies and Wachovia Securities' mutual fund sales and distribution practices.

                        In addition, Wachovia Corporation is cooperating with governmental and self-regulatory authorities in matters relating to the brokerage operations of Prudential Financial, Inc. that were included in Wachovia Corporation's retail brokerage combination with Prudential Financial, Inc. Under the terms of that transaction, Wachovia Corporation is indemnified by Prudential Financial, Inc. for liabilities relating to those matters.


                        The staff of the National Association of Securities Dealers ("NASD") has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD's rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.


                        From time to time, the Advisor and certain of its affiliates are involved in various legal actions. In the Advisor's opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

                        Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

                        Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Fund, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced demand for Fund shares, or that they will not have other adverse consequences on the Fund.

                        Based on information currently available, advice of counsel, available insurance coverage and established reserves, Wachovia Corporation believes that the eventual outcome of the actions against Wachovia Corporation and/or its subsidiaries, including the matters described above, will not, individually or in the aggregate, have a material adverse effect on Wachovia Corporation's consolidated financial position or results of operations or on its subsidiaries, including the Advisor. However, in the event of unexpected future developments, it is possible that the ultimate resolution of those matters, if unfavorable, may be material to Wachovia Corporation's results of operations for any particular period, including for that of the Advisor.

                        Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees and other expenses with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See "Summary-Leverage Risk" above.

                            SUMMARY OF FUND EXPENSES

      The following fee table shows the Fund's estimated expenses as a percentage of net assets attributable to common shares. To the extent the Fund invests in other investment companies, investors will indirectly bear the underlying investment companies'fees and expenses.

Shareholder Transaction Expenses:
   Sales load (as a percentage of offering price)............................                4.5%
   Offering costs borne by the Fund (as a percentage of offering price)......                .20%(1)
   Automatic Dividend Reinvestment Plan fees.................................                None(2)


                                                                                 Percentage of Net Assets
Annual Expenses:                                                               Attributable to Common Shares
                                                                               -----------------------------
   Management fees...........................................................                .95%
   Other expenses............................................................                .28%(3)
   Total annual expenses.....................................................               1.23%(4)(5)

--------------

(1) The aggregate expenses of the offering (exclusive of the sales load) are
    estimated to be $      . These expenses will be borne by common shareholders
    and result in a reduction in the net asset value of the common shares. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load, but including the $.00667 per common share partial reimbursement of expenses to the underwriters) exceeds $.04 per common share (.20% of the offering price). See "Underwriting."

(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) Other expenses includes an administrative services fee of .05% of the Fund's average daily Total Assets payable to EIS, an affiliate of the Advisor.


(4) The Fund will bear expenses in connection with the organization of the Fund and the offering in an amount up to $.04 per share. These organizational and offering costs are not included among the expenses shown in the Annual Expenses table. If the Fund completes an offering of preferred shares, the Fund will also pay expenses in connection with such offering.


(5) The Advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of five years from the date of this prospectus in order to limit Total Annual Expenses to 1.20% if no preferred shares are issued.

      The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Fund's common shares. The amount set forth under Other expenses in the table is based upon estimates for the Fund's first year of operations and assumes that the Fund issues approximately 15,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses as a percentage of net assets attributable to common shares would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund."

      The following example illustrates the expenses that you would pay in years one through three on a $1,000 investment in common shares (including the sales load of $45 and estimated offering expenses of this offering of $2.00) assuming
(1) total net annual expenses of 1.20% of net assets attributable to common shares (as described in footnote (5) above) and (2) a 5% annual return:*

                                     1 Year   3 Years
                                     ------   -------
   Total Expenses Incurred             $59     $83

-------------
* The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other expenses" set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fundactual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

      The Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the state of Delaware on August 16, 2005, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

                                USE OF PROCEEDS

      The net proceeds of this offering will be approximately $       (or
approximately $       assuming the underwriters exercise the overallotment
option in full) after payment of offering costs estimated to be approximately $
(or approximately $         assuming the underwriters exercise the overallotment
option in full) and the deduction of the sales load. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load, but including the $.00667 per common share partial reimbursement of expenses to the underwriters) exceeds $.04 per common share.

      The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. However, investments that, in the judgment of the Advisor or the Sub-Advisors, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be a period of up to six months following the completion of its common shares offering before it is fully invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

      The Fund's investment objective is to seek to provide a high level of income. The Fund cannot assure you that it will achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Principal Investment Strategies

      Under normal market conditions, the Fund will pursue its investment objective by investing in a diversified portfolio of common stocks of Non-U.S. Issuers and other equity securities that the Advisor believes should, in the aggregate, offer above average potential for current and/or future dividends, and of debt securities of Non-U.S. Issuers. "Non-U.S. Issuers" include the following: (i) companies organized under the laws of a country other than the United States, (ii) companies with a principal place of business in a country other than the United States, (iii) companies the Advisor or the Debt Securities Sub-Advisor determines have a majority of their assets in, or derive a majority of their income from, countries other than the United States, and (iv) foreign governments, their agencies, or instrumentalities and supranational issuers (such as the World Bank). The Fund will also employ its Option Strategy of writing (selling) call options on a variety of both non-U.S. and U.S. securities-based indices. The Fund's Option Strategy may also include, to a lesser extent, writing call options on exchange traded funds that represent certain indices, countries, or sectors of the market, on futures contracts, and on individual securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of Non-U.S. Issuers.

      An investment in the Fund may be speculative, involving a high degree of risk, and should not constitute a complete investment program. See "Risk Factors."

      The Fund principally allocates its assets among three separate investment strategies: (i) investing in a portfolio of primarily dividend paying equity securities and other equity securities, (ii) investing in a portfolio of debt securities and (iii) employing its Option Strategy. The Advisor will determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically, based on the Advisor's analysis of their potentials for providing current income and general economic and market factors. The Fund will normally invest 40% to 75% of its assets in equity securities and 25% to 60% of its assets in debt securities. The Advisor currently expects that initially, once the Fund is fully invested, approximately 70% of the Fund's assets will be invested in equity securities and 30% of the Fund's assets will be invested in debt securities. Subject to the Advisor's oversight in consultation with the Option Sub-Advisor, the degree to which the Option Strategy will be implemented at any time will depend, in part, on market conditions, pricing of options, related risks and other factors. At any time, the Advisor may limit, or temporarily suspend, the Option Strategy.

      The Advisor will monitor the weighting of each investment strategy within the Fund's portfolio on an ongoing basis and rebalance the Fund's assets when the Advisor determines that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, the Fund's Advisor may make adjustments to the weighting of each investment strategy. Such adjustments would be based on the Advisor's review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities. However, at least 25% of the Fund's assets will be invested in debt securities, and, other than for temporary defensive purposes, at least 40% of the Fund's assets will be invested in equity securities.

      The Fund will likely use any of a number of investment strategies and instruments from time to time for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return. Some of these transactions may have the effect of creating investment leverage. (There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances.)

Equity Securities Selection Techniques

      The Fund's equity investments will normally include primarily securities issued by what the Advisor considers to be established Non-U.S. Issuers. "companies are companies that the Advisor determines have the characteristics of companies that have been engaged in substantial business operations for a substantial period of time. (The Advisor might determine that a company that is relatively recently organized is nonetheless an "company if it exhibits such characteristics.) The Fund may hold a portion of its assets in equity securities of issuers organized in emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including investments in equity and debt securities) will be invested in securities of issuers organized in emerging market countries. For purposes of the Fund's investment in equity securities, the Fund currently considers emerging market countries to be countries included in the Morgan Stanley Capital International Emerging Markets Free Index.

      Although not every equity security in the Fund's portfolio will pay dividends, the Advisor will primarily select companies that it believes should offer attractive current and/or future dividends in an attempt to build an equity portfolio that offers an attractive dividend yield in the aggregate. The Advisor will not limit its investments to companies representative of any particular investment style. For example, the Advisor may select "growth" companies on the basis of their promising business models, strong management, or anticipated growth in cash flows. The Advisor might also select "value" companies if it believes that their securities are undervalued by other investors. The Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations.

      The Fund's equity securities will include, among others, common stocks, preferred stocks, REITs and convertible stocks. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than debt securities, equity securities have also experienced signif icantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.


      The Advisor may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund's equity investments. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's equity investments or increases in the value of currencies in which anticipated equity investments are denominated. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Debt Securities Sub-Advisor may provide advice with respect to or coordinate the Advisor's use of foreign currency exchange transactions. There is no limit on the amount of foreign currency exchange transactions that the Advisor may enter into on behalf of the Fund, and, as a result, the Fund may engage in foreign currency exchange transactions with respect to all of its equity securities investments. This could mean, for example, that the Fund might enter into foreign currency exchange transactions requiring the Fund to deliver, or to take delivery of, one or more foreign currencies with a net value equal to the entire value of the Fund's assets allocated to equity securities.


Debt Securities Selection Techniques

      The Fund's investments in debt securities will normally include obligations of foreign governmental or corporate entities or supranational issuers (such as the World Bank) denominated in various currencies. The Fund may also invest in mortgage- and asset-backed securities, including securities of private issuers. Under normal circumstances, the Fund's assets allocated to debt securities will be invested primarily in debt securities of investment grade at the time of purchase (i.e., securities rated at least Baa3 by Moody's or BBB- by Standard & Poor's, or unrated securities considered by the Debt Securities Sub-Advisor to be of comparable quality). Up to 35% of the Fund's investments in debt securities may be in securities rated below investment grade or unrated but considered by the Debt Securities Sub-Advisor to be of comparable quality, including high yield corporate debt and sovereign debt of emerging market countries. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The risks involved in investing in high yield securities are such that an investment in the Fund should be considered speculative. See "Risk Factors-High Yield Debt Securities Risk." The Fund will not invest in securities rated below B- or the equivalent by Moody's and Standard & Poor's or unrated securities considered by the Debt Securities Sub-Advisor to be of comparable quality. However, the Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund may invest its assets in issuers of debt securities organized in emerging market countries, including governmental issuers of emerging market countries, subject to an overall limitation that no more than 25% of the Fund's assets (including investments in equity and debt securities) will be invested in securities of issuers organized in emerging market countries. For purposes of its investment in debt securities, the Fund currently considers emerging market countries to be countries that issue long-term sovereign debt in their local currencies that is rated below investment grade. See "Risk Factors--Emerging Markets Risk". The Debt Securities Sub-Advisor selects issuers, countries, and currencies in which the Fund will invest based on its own fundamental and quantitative research.

      The Debt Securities Sub-Advisor expects to maintain a dollar-weighted average maturity of the Fund's debt investments between 5 and 14 years, and a dollar-weighted average duration between 3 1/2 and 10 years. Maturity measures the final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average of the periods until each payment is made, with weights proportional to the present value of the payment. This could mean, for example, that a portfolio with a duration of 10 years could decrease in value by 10% if interest rates rose one percentage point. To the extent the Fund uses leverage, any decline in value of the Fund's shares could be increased.

      The Debt Securities Sub-Advisor may enter into foreign currency exchange transactions on behalf of the Fund. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investments in debt securities or anticipated debt investments in securities denominated in foreign currencies. The Fund may also enter into these transactions for purposes of increasing exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies, or to shift exposures among foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Debt Securities Sub-Advisor may enter into on behalf of the Fund, and, as a result, the Fund may engage in foreign currency exchange transactions with respect to all of its debt securities investments. This could mean, for example, that the Fund might enter into foreign currency exchange transactions requiring the Fund to deliver, or to take delivery of, one or more foreign currencies with a net value equal to the entire value of the Fund's assets allocated to debt securities.

      The Debt Securities Sub-Advisor may enter into other derivative transactions, such as transactions in U.S. Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, in order to manage the exposure of the Fund's debt securities portfolio to interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates, or indices. The Fund typically would use such derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

      The Fund's investment in debt securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

Option Strategy

      The Fund will use the Option Strategy in an attempt to generate gains from the premiums on call options written by it on selected non-U.S. and U.S. securities-based indices or, to a lesser extent, on exchange traded funds that represent certain indices, countries, or sectors of the market, and on futures contracts, and on individual securities.

      The Fund initially intends to write call options with an aggregate net notional amount equal to approximately 40% to 50% of its net assets. The extent of the Fund's use of written call options will vary over time based, in part, on the Advisor's and the Option Sub-Advisor's assessment of market conditions, pricing of options, related risks, and other factors and the Fund's exposure to call options written by it may be substantially greater or less than the range noted above. It is likely at times that the Fund will write options with an aggregate net notional amount less than the value of the Fund's equity securities in order to allow the Fund to potentially realize capital gains on a portion of its equity portfolio. The aggregate notional amount of the open option positions sold by the Fund will not normally exceed the market value of the Fund's equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time the Advisor may direct the Option Subadvisor to limit, or temporarily suspend, the Fund's use of the Option Strategy.

      As the seller of index call options, the Fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may write index call options that are "European style" options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are "American style" options, meaning that the options may be exercised at any point up to and including the expiration date. The Option Sub-Advisor may also cause the Fund to sell put options from time to time if the Option Sub-Advisor considered the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the Fund's option exposure.

      The Option Sub-Advisor will actively manage the Fund's options positions using quantitative and statistical analysis that focuses on relative value and risk/return. The Option Sub-Advisor will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund.

      The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or "over-the-counter") options to a substantial degree (as options contracts on many foreign indices are currently available only in the over-the-counter market). Listed option contracts are typically originated and standardized by securities exchanges and clearinghouses. Over-the-counter options are not originated and standardized by any exchange or clearinghouse or listed and traded on an options exchange. Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by any exchange or any other clearinghouse. In addition, the Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

      Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing.

      The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, changes in the dividend rates of underlying securities, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as a liability. The Fund then adjusts the liability over time as the market value of the option changes. The value of each written option will be marked to market daily.

      The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's Option Strategy will vary depending on market circumstances and other factors. Transaction costs will decrease the amount of any gain the Fund realizes on an option or increase the amount of any loss the Fund realizes on an option.

      The Fund may seek to close out (terminate) a call option it has written, by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

      If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written (less the amount of related transaction costs). If an option written by the Fund is exercised, the Fund realizes a capital gain (less the amount of related transaction costs) if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain (less the amount of related transaction costs) if the cost of the closing option is less than the premium received from writing the option and a capital loss (increased by the amount of related transaction costs) if the cost of the closing option is more than the premium received. Because certain exchange-listed options are considered "section 1256 contracts" for Federal income tax purposes, the Fund's gains and losses on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for Federal income tax purposes. For tax purposes, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such outstanding index option position at the close of each taxable year, resulting in potential tax gains or losses to the Fund notwithstanding that the option has not been exercised or terminated. Options that do not constitute section 1256 contracts (including, for example, options on exchange traded funds, options on individual stocks, options on narrow-based indices and over-the-counter options) will give rise to short-term capital gains or losses that will be recognized upon exercise or disposition; any such gains, when distributed to U.S. taxable shareholders, will be taxable at ordinary income rates. See "U.S. Federal Income Tax Matters."

      Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

      The Option Sub-Advisor may cause the Fund to sell call options on "broad-based" equity indexes, such as the MSCI Europe Australasia Far East
(EAFE) Index or the Standard & Poor's 500 Index, as well as those that provide exposure to the stock markets of various countries represented in the index, such as the FTSE 100 Index (U.K.), the DAX Index (Germany), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy), and the Madrid General Index (Spain). The Fund may also sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities.


      The Fund will generally write (sell) index call options that are out-of-the-money or at-the-money at the time of sale. In addition to providing possible gains from premiums received, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equities held by the Fund, to the extent the Fund's equity portfolio is correlated with the applicable index, up to the exercise price. The Option Sub-Advisor will seek to implement the Option Strategy, including the writing of out-of-the-money options and other strategies, in a manner intended to allow the Fund to partake in appreciation on its equity securities. The Fund also reserves the right to sell index call options that are "in-the-money" (i.e., the value of the index is above the exercise price of the option at the time of sale) if, for example, the Option Sub-Advisor were to believe that the options were significantly mispriced (and so offered an attractive possibility for gain by the Fund) or that the sale of such an option might beneficially affect the risk profile of the Fund's option exposure. When the prices of the equity indices upon which call options are written rise, call options that were out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the options will be exercised, and the Fund will be forced to pay the amount of appreciation over the strike price upon the purchaser's exercise of an option. The option premium, the exercise price, and the value of the index determine the gain or loss realized by the Fund as the seller of an index call option. See "U.S. Federal Income Tax Matters" for information concerning the effect of certain options on the Fund's ability to pay dividends that qualify for reduced rates of taxation.


      The Option Sub-Advisor will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund's equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund's written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. This risk is particularly pronounced for the Fund because different firms will manage the Fund's portfolio securities, on the one hand, and the Option Strategy, on the other, and the Option Sub-Advisor may not have real-time access to information regarding the portfolio holdings and recent transactions of the Fund. To the extent that the indices on which the options are written are not correlated with the underlying portfolio, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. See "Risk Factors-Options Risk."

      The Option Sub-Advisor may also cause the Fund to buy put options from time to time if the Option Sub-Advisor considered the pricing of those options highly favorable and purchase of such an option might beneficially affect the risk profile of the Fund's option exposure. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying index or security is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the value of the relevant index or security decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. If the Fund purchases put options that are "out-of-the-money" (i.e., where the exercise price is less than the value of the security index), the Fund will not be fully covered against any market decline. A put option acquired by the Fund and not sold prior to expiration will expire worthless, thereby causing the Fund to lose its entire investment in the option. Also, a purchased index put option may not work as intended due to a lack of correlation between changes in the value of the index and changes in the market value of the equity securities held by the Fund.

      The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies from the Option Strategy through the use of derivative strategies and/or by causing option premiums to be converted into U.S. dollars prior to receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar.

      Although not a principal investment strategy of the Fund, the Fund may write call options on individual securities, including exchange traded funds and securities that are not owned by the Fund. The Option Sub-Advisor would write call options on individual securities with the same general strategies and goals as the Fund's written options on indices. The risks of selling options on exchange traded funds and other securities are generally similar to those relating to the sale of index options. If the Fund were to sell options on shares of an exchange traded fund or other security that it did not own, the Fund might, upon exercise of the option, be required to purchase the security in the open market at a price higher than the option's strike price in order to meet its obligation to deliver the security to the option holder. Unlike certain call options written on indices, all gains and losses from call options on individual securities, including exchange traded funds, will be treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related "substantially similar" security or other property is treated for federal income tax purposes as having been held by the Fund for more than a year). See "U.S. Federal Income Tax Matters."

      There can be no assurance that the Fund's Option Strategy will be successful, and the Option Strategy may result in losses.

      The Fund may employ a variety of strategies in addition to the Option Strategy involving call and put options, options on futures contracts, futures and forward contracts, swap agreements, and other derivative instruments in an attempt to enhance the Fund's investment returns, to hedge against market and currency risks, and/or to obtain market exposure with reduced transaction costs.

Other Investment Techniques and Strategies

      In addition to the principal investment strategies discussed above, the Fund may at times engage in the investment strategies and may use certain investment techniques described below. The Statement of Additional Information provides a more detailed discussion of certain of these and other securities and techniques. (Please note that some of these strategies may be principal investment strategies for a portion of the Fund and consequently are also described above under "Principal Investment Strategies.")

      Preferred Stock. The Fund may invest in preferred stocks. Preferred stocks are equity securities, but they may have many characteristics of debt securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common stock. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than debt securities held by the Fund.

      Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts ("REITs"). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.

      Please see "Investment Objective and Policies-Real Estate Investment Trusts (REITs)" in the Statement of Additional Information and "Risks--REITs Risk" in this prospectus for a more detailed description of REITs and their related risks.

      Mortgage- and Other Asset-Backed Securities. The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

      The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structures. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

      Asset-backed securities are created by the grouping of certain automobile or credit card receivables or other types of lender assets into pools. Interests in the pools are sold as individual securities. Asset-backed securities involve risks similar to mortgage-backed securities.

      Please see "Investment Objective and Policies--Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Risks--Mortgage- and Asset-Backed Securities Risk" in this prospectus for a more detailed descrip tion of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

      Other Derivative Instruments. The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return, including call and put options, options on futures contracts, futures and forward contracts, and swap agreements with respect to securities, indices, and currencies. For example, the Fund might use futures contracts on indices as a temporary substitute for cash positions in order to effect a decision by the Advisor to adjust the portions of the Fund's assets invested in equity securities and debt securities. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

      The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "derivatives." The Fund may use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate or foreign currency exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities or generally to increase the Fund's investment return. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage.

      Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, and illiquidity of the derivative instruments. The ability to successfully use derivatives depends, in part, on the Advisor's or a Sub-Advisor's ability to predict market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes. See "Leverage" and "Risk Factors-Leverage Risk".

      A more complete discussion of derivatives and their risks is contained in the Statement of Additional Information.

      Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts in an attempt to enhance the Fund's investment returns, to hedge against market and other risks in the portfolio, and/or to obtain market exposure with reduced transaction costs.

      A futures contract is an agreement to buy or sell a specific commodity, index, or security or deliver a cash settlement price at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.

      Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If the price of an offsetting contract is less than the price of the original contract, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Any such gain or loss would be net of associated transaction costs.

      There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the initial margin relating to the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the futures contracts and in the Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading (which may be influenced by a variety of factors, such as interest rate levels, maturities, and creditworthiness of issuers). Thus, even a well-conceived futures contract hedge may be unsuccessful to some degree because of market behavior or unexpected economic trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition, futures contracts used by the Fund may be traded on foreign exchanges or may be denominated or contemplate payments in foreign currencies. These transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and currencies. Some foreign futures markets may be "principal" markets so that no common clearing facility exists, and an investor may look only to its broker for performance of the contract. The values of these positions may be adversely affected by other factors and conditions applicable to foreign investments and currencies generally. See "Risk Factors-Foreign (Non-U.S.) Investment Risk."

      Reverse Repurchase Agreements and Dollar Rolls. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities which are "substantially identical." Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities that are the subject of the agreement during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

      To the extent the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls may be subject to the Fund's limitations on borrowings. In addition, the Fund has a policy to limit its use for investment purposes of reverse repurchase agreements and dollar rolls and certain other forms of leverage, if any, to 33% of the Fund's total assets (including the proceeds of leverage) at the time used. (This limitation does not apply to the Fund's Option Strategy). See "Leverage." The Fund's investments in reverse repurchase agreements and dollar rolls are subject to the risks that the Fundcounterparty will be unable or unwilling to perform its obligations, and that, in the event of the bankruptcy or insolvency of the counterparty, the Fund may be required to repay the purchase price it received and will be an unsecured creditor with respect to the securities it sold to the counterparty in the transaction.

      Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not purchase the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies in the aggregate, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization, or acquisition of substantially all the assets of another investment company.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

      Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System, and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Advisor reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian or a sub-custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

      Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, deemed by the Advisor to be creditworthy under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive a portion of the investment return on the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 33% of the value of the Fund's total assets.

      Cash. The Fund may hold cash and cash equivalents in order to facilitate certain of its trading strategies.

      Portfolio Turnover. Portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. The Fund currently expects that its portfolio turnover rate for its first full fiscal year will be 100-150%, although it is possible that the rate will be substantially higher than that. The Fund's portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or other derivative strategies, or to realize additional gains to be distributed to shareholders if these strategies are unsuccessful. In addition, the use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. The Fund is managed without regard generally to restrictions on portfolio turnover. Portfolio turnover involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns to Fund shareholders. Please see "Investment Objective and Policies-Portfolio Trading and Turnover Rate" in the Statement of Additional Information.

Defensive and Temporary Investments

      Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other debt securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.

                                    LEVERAGE

      The Fund may enter into transactions that include, among others, options, futures contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may under certain circumstances be seen to create investment leverage for the Fund. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. Although it has no current intention to do so for leveraging purposes, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money. The Fund will likely use some or all of the transactions described above from time to time for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return. Some of these transactions may have the effect of creating investment leverage. There is no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. See "Risk Factors--Leverage Risk."

      Because the fees received by the Investment Advisor and the Sub-Advisors are based on the Total Assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisors and the Sub-Advisors have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisors, on one hand, and the common shareholders, on the other hand.

      If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. Fees and expenses paid by the Fund are borne entirely by the common shareholders. These include costs associated with any preferred shares, borrowings, or other forms of leverage utilized by the Fund.

      Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of certain reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets, including the borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund and that might be seen to constitute senior securities will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its repurchase obligation.

      The Fund may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's securities, or to create investment leverage.

      Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following:

      o the likelihood of greater volatility of net asset value and market price of common shares or fluctuations in dividends paid on the common shares;

      o fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      o     increased operating costs, which may reduce the Fund's total return;
            and

      o the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

      The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

      Successful use of a leveraging strategy depends, in part, on the Advisor's or a Sub-Advisor's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

                                  RISK FACTORS

      The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the Fund's investments include foreign securities, including securities of issuers in emerging markets and high yield securities, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History

      The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk

      As with any stock, the value of the Fund's common shares will fluctuate with market conditions and other factors. Shares of closed-end funds frequently trade at a discount from their net asset values. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk, in part because the Fund's net asset value will be reduced following the offering by the sales load and the amount of organizational and offering expenses paid or reimbursed by the Fund. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The Fund's common shares may trade at a price that is less than their initial offering price.

Investment Risk

      An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of these investments may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Stock Market Risk

      Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation, rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of your investment would likely decline. Even if general economic conditions do not change, the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well or are affected by adverse events. Equity securities generally have greater price volatility than bonds and other debt securities. The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies. Equity Securities generally have greater price volatility than bonds and other debt securities and their values may go up or down, sometimes rapidly or unpredictably.

Issuer Risk

      The values of securities may decline for a number of reasons which directly relate to the issuers, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Interest Rate Risk

      Debt securities, including high yield securities, are subject to certain common risks, including, for example, the following:

      o If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. The Fund will invest a significant portion of its portfolio in debt securities or stocks purchased primarily for interest or dividend income; therefore, if interest rates rise, the value of your investment in the Fund may decline.

      o If interest rates go down, interest and dividends earned by the Fund on its investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

      o Rising interest rates may also have an adverse impact on the equity markets or particular equity securities.

      o Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's investments will decline as market interest rates rise.

      o Any use of leverage by the Fund will tend to increase interest rate risk.

Credit Risk

      Credit risk is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status. Because the Fund may own securities with low credit quality, it may be subject to a high level of credit risk. See "High Yield Debt Securities Risk" below. The Fund may also be subject to credit risk to the extent it engages in derivative transactions, such as swaps, over-the-counter options, repurchase agreements, or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. See "Counterparty Risk" below.

Foreign (Non-U.S.) Investment Risk

      Investing in the securities of foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks will be more pronounced to the extent that the Fund invests in emerging market countries or in one country. See "Emerging Markets Risk" below. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, nationalization, expropriation or other confiscation, currency blockage, political changes, or diplomatic developments could adversely affect the Fund's investments. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline as well. Economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. Foreign settlement procedures also may involve additional risks.

      In addition, if a deterioration occurs in a country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Sovereign Risk

      The Fund may have substantial investments in sovereign debt issued by foreign governments or their agencies or instru mentalities or by other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there generally are no bankruptcy or other reorganization proceedings similar to those in the United States by which defaulted sovereign debt may be collected.

      The ability of a foreign sovereign issuer to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations.

      Additional factors that may influence the ability or willingness of a foreign governmental entity to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank, and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Foreign Currency Risk

      The Fund will have substantial exposure to foreign currency risk because a substantial portion of the Fund's assets will be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Option Strategy as well as dividends and interest received by the Fund from foreign issuers will often be paid in foreign currencies. The Fund's investments in or exposure to foreign (non-U.S.) currencies, including via the Option Strategy, or in securities that trade or receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by United States or foreign governments, central banks, or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions. The Fund may, but is not required to, hedge its exposure to foreign currencies obtained through its investments. Hedging transactions do not eliminate fluctuations in the underlying local prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. There is no assurance that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

      The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund's assets. These declines will in turn affect the Fund's income and net asset value. The Fund will compute its income on the date of receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the foreign currency declines relative to the dollar between the date the income is accrued and the date the currency is converted to U.S. dollars, the amount available for distri bution to the Fund's shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the Fund is denominated declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in U.S. dollars will be greater than the equivalent amount in currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the U.S. dollar may also result in foreign currency losses that will reduce distributable net investment income.

      The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies and/or by causing options premiums to be converted into U.S. dollars prior to receipt by the Fund. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives. There is no assurance that the Fund will utilize these or other currency hedging strategies or, if used, that the strategies will be successful.

Emerging Markets Risk

      Foreign investment risk may be particularly acute to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in under developed emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, and nationalization and less social, political, and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Management Risk

      The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor's and a Sub-Advisor's judgment about the attractiveness, relative value, or potential appreciation of a particular sector, security, or investment strategy may prove to be incorrect and there can be no guarantee that it will produce the desired results. Management risk is particularly pronounced for the Fund because the Option Strategy that will be used by the Fund involves sophisticated investment techniques to be implemented by the Option Sub-Advisor, and there can be no guarantee that these techniques will be successful. Further, because different firms will manage the Fund's portfolio securities, on the one hand, and the Option Strategy, on the other, the Option Sub-Advisor's ability to implement the Option Strategy successfully may be hindered. See "Options Risk" below.

Options Risk

      There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Fund. Among other techniques, the Advisor will attempt to monitor for and manage this risk in consultation with the Option Sub-Advisor through the Fund's overall allocation and the characteristics of the call options sold (written).

      The values of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the values of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

      There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Option Strategy involves significant risk that the changes in the values of the indices underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Fund. This risk is heightened for the Fund because the Option Strategy will be implemented by a different manager (the Option Sub-Advisor) than the manager of the Fund's equity investments (the Advisor), and the Option Sub-Advisor may not have real-time access to information regarding the portfolio holdings and related transactions of the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund (including at times when the market values of the securities held by the Fund are declining), which may more than offset any gains received by the Fund from option premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

      The Fund expects to make substantial use of unlisted (or "over-the-counter") options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by any clearinghouse. In addition, the Fund's ability to terminate over-the-counter options may be more limited than with exchange traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

      When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. In addition, the hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      In addition, the Fund's listed options transactions will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Option Sub-Advisor. An exchange, boards of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or any clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by any exchange or clearinghouse as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's use of purchased put options on equity indices as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund's portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

      Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

Fund Distributions Risk

      The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities and interest payments on debt investments held by it as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term. The dividend and interest income from the Fund's investments in equity and debt securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders' income from the Fund. Please see "Dividends and Distributions" for a description of other risks associated with the level, timing, and character of the Fund's distributions.

Derivatives Risk

      In addition to options, the Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund's investment returns or to hedge against market and other risks in the portfolio, including call and put options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Many derivatives transactions may result in a form of financial leverage, and even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates or currency exchange rates. See "Risk Factors-Leverage Risk" below. In many cases, the value of a derivatives position to the Fund is dependent on the willingness and ability of the Fund's derivatives counterparty to perform its obligations to the Fund. Certain derivatives may be less liquid and more difficult to value.

      Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, stock market risk, interest rate risk, credit risk, leverage risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Counterparty Risk

      The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts, including over-the-counter options, entered into by it. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in an insolvency, bankruptcy or other reorganizational proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund enters into an over-the-counter option position to offset another over-the-counter option position, the Fund will still be subject to counterparty risk with respect to both positions.

High Yield Debt Securities Risk

      Investment in high yield securities involves substantial risk of loss. Non-investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to, for example, the following specific risks, among others:

      o Increased price sensitivity to changing interest rates and to a deteriorating economic environment.

      o     Greater risk of loss due to default or declining credit quality.

      o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments.

      o If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

      o Adverse changes in economic conditions are more likely to cause a high yield issuer to default on principal and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers to meet their obligations. The market values of lower rated debt securities tend to reflect individual developments of the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      o The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher rated instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Debt securities below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings.

      Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower rated segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher rated segments of the debt securities market, resulting in greater yield and price volatility. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities. If this occurs, the Fund's net asset value and ability to make distributions to you would be adversely affected. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

      Although the Fund does not intend to invest directly in high yield securities rated CCC or below, if the Fund owns a security that is downgraded to CCC or below, or if unrated, the equivalent thereof, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. However, the Fund would limit these types of securities to 5% of the portion of the Fund that invests in debt securities. These types of securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

Extension Risk

      During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Reinvestment Risk

      Reinvestment risk is the risk that income from the Fund's debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

Prepayment Risk

      During periods of declining interest rates, the issuer of a debt security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Tax Risk

      Call option premiums received by the Fund generally will be recognized upon exercise, lapse or other disposition of the option, and gain or loss on options generally will be treated by the Fund as short-term capital gain or loss taxed at ordinary income tax rates. The Fund's positions in certain listed equity index call options and futures contracts, certain foreign currency contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment, and gains will be recognized based on the fair market value of the instruments on October 31 and at the end of the Fund's taxable year (April 30) (or, if disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts), and certain options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Distributions from the Fund may be variable because of this treatment and because of limits on the number of long-term capital gains distributions that the Fund may make in a year. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Some of the call options and other devices employed by the Fund may reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of short-term or long-term capital gains distributions or qualified dividend income and cannot assure you as to any ratio of monthly distributions to capital gain distributions. In addition, certain of the Fund's call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See "U.S. Federal Income Tax Matters." Please see "Dividends and Distributions" for a description of additional risks associated with the tax characterization of the Fund's distributions to common shareholders.

REITs Risk

      REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk-the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT's returns to the Fund or the value of the Fund's investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income," and so may be taxable at ordinary income tax rates.

Mortgage- and Asset-Backed Securities Risk

      The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities, other mortgage-backed instruments and asset-backed securities. Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk -- the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in the IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and other asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

Investment Style Risk

      Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style of investing. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is popular. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is popular.

Market Capitalization Risk

      The Fund may invest in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories: large, medium, and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and medium-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their values may fluctuate more sharply than other securities.

Preferred Stock Risk

      The Fund may purchase preferred stock. Preferred stock, unlike common stock, typically has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. " dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Leverage Risk

      The Fund may enter into transactions that include, among others, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Although it has no current intention to do so for leveraging purposes, the Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money. The Fund will likely use some or all of these transactions from time to time for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund's investment return. Some of these transactions may have the effect of creating investment leverage. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage would create the opportunity for increased common share net income but also would result in special risks for common shareholders.

      There is no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on common shares.

      Because the fees received by the Advisor and the Sub-Advisors are based on the Total Assets of the Fund (including assets represented by any preferred shares and certain other forms of leverage outstanding), the Advisor and the Sub-Advisors have a financial incentive for the Fund to issue preferred shares or utilize such leverage, which may create a conflict of interest between the Advisor and the Sub-Advisors, on one hand, and the common shareholders, on the other hand. To the extent the investment return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the investment return from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

      Leverage creates risks which may adversely affect the return for the holders of common shares, including, for example, the following:

      o the likelihood of greater volatility of net asset value, the market price, or the dividend rate of common shares;

      o fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      o     increased operating costs, which may reduce the Fund's total return;
            and

      o the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base, and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Market Price of Shares Risk

      Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below, or above the initial offering price for the shares.

Market Disruption and Geopolitical Risk

      The war with Iraq, its aftermath, and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world economies and securities markets. The nature, scope, and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism, and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, and other factors relating to the common shares.

Inflation/Deflation Risk

      Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Liquidity Risk

      The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For purposes of the 20% policy, over-the-counter options will not be considered illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. The Fund is not required to sell or dispose of any investment that becomes illiquid subsequent to its purchase. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Anti-takeover Provisions Risk

      The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for terminating classes or series of shares of the Fund, open-ending the Fund or a merger, liquidation, asset sale, or similar transactions. See "Anti-Takeover Provisions of the Agreement and Declaration of Trust and By-Laws."

Other Regulatory Matters Risk

      Governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the securities and mutual fund industries, including those relating to revenue sharing, market-timing, late trading and record retention. The investigations cover advisory companies to mutual funds, broker-dealers, hedge funds and others. Wachovia Corporation (the Advisor's parent) and its affiliates (including the Advisor, EIS and ESC) (collectively, "Wachovia") have received subpoenas and other requests for documents and testimony relating to the investigations, are endeavoring to comply with those requests, are cooperating with the investigations, and where appropriate, are engaging in discussions to resolve the investigations. Wachovia is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate. In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission advised the Advisor, a subsidiary of Wachovia Corporation, that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the Advisor, EIS and ESC. The staff of the Securities and Exchange Commission's proposed allegations relate to (i) an arrangement involving a former employee of the Advisor and an individual broker pursuant to which the broker, on behalf of a client, made exchanges to and from a mutual fund during the period December 2000 through April 2003 in excess of the limitations set forth in the mutual fund prospectus,
(ii) purchase and sale activity from September 2001 through January 2003 by a former portfolio manager of the Advisor in the mutual fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations stated in mutual fund prospectuses, and (iv) the adequacy of e-mail retention practices. In addition, on September 17, 2004, the staff of the Securities and Exchange Commission advised Wachovia Securities that the staff is considering recommending to the Securities and Exchange Commission that it institute an enforcement action against the brokerage subsidiary regarding the allegations described in (i) of the preceding sentence. Wachovia currently is engaged in discussions with the Securities and Exchange Commission staff regarding the matters described in (i) through (iv) above. Wachovia intends to make a written Wells submission, if it is unable to satisfactorily resolve these matters, explaining why Wachovia believes enforcement action should not be instituted.

      Various securities regulators are currently investigating Wachovia Securities regarding Wachovia Securities' practices and procedures for the offer and sale of certain mutual funds. Wachovia believes the regulators are reviewing the adequacy of Wachovia Securities' disclosures regarding revenue sharing arrangements with certain investment companies and Wachovia Securities' mutual fund sales and distribution practices.

      In addition, Wachovia Corporation is cooperating with governmental and self-regulatory authorities in matters relating to the brokerage operations of Prudential Financial, Inc. that were included in Wachovia Corporation's retail brokerage combination with Prudential Financial, Inc. Under the terms of that transaction, Wachovia Corporation is indemnified by Prudential Financial, Inc. for liabilities relating to those matters.


      The staff of the National Association of Securities Dealers ("NASD") has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD's rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.


      From time to time, the Advisor and certain of its affiliates are involved in various legal actions. In the Advisor's opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

      Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

      Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Fund, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced demand for Fund shares, or that they will not have other adverse consequences on the Fund.

      Based on information currently available, advice of counsel, available insurance coverage and established reserves, Wachovia Corporation believes that the eventual outcome of the actions against Wachovia Corporation and/or its subsidiaries, including the matters described above, will not, individually or in the aggregate, have a material adverse effect on Wachovia Corporation's consolidated financial position or results of operations or on its subsidiaries, including the Advisor. However, in the event of unexpected future developments, it is possible that the ultimate resolution of those matters, if unfavorable, may be material to Wachovia Corporation's results of operations for any particular period, including for that of the Advisor.

Other Investment Companies Risk

      The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees and other expenses with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See "Risk Factors-Leverage Risk."

                             MANAGEMENT OF THE FUND

Trustees and Officers

      The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the U.S. registered investment portfolios for which the Advisor serves as investment adviser.

Investment Advisor

      Evergreen Investment Management Company, LLC (previously defined as the "Advisor") will act as the Fund's investment adviser. The Advisor has been managing mutual funds and private accounts since 1932 and, with its affiliates, managed over $249 billion in assets as of June 30, 2005, including more than $23 billion in international assets. The Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Advisor is a wholly owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation.

      As the Fund's investment adviser, the Advisor provides the Fund with investment research, advice, and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objective and policies, subject to the supervision of the Fund's Trustees. The Advisor will also determine the portions of the Fund's assets to be invested in equity securities and in debt securities and will adjust them periodically, based on the Advisor's analysis of their potentials for providing current income and of general economic and market factors. The Advisor determines what equity portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of equity securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance. The Advisor also generally oversees the Option Strategy.

      Day-to-day management of the overall allocation among asset classes and investment strategies, as well as the portion of the Fund invested in equity securities as described under "Investment Objective and Principal Investment Strategies" above, is the responsibility of a team of portfolio management professionals from the Advisor's fundamental equity team. Together the team managed more than $25 billion in assets as of June 30, 2005. The team is led by Joseph DeSantis, who has more than 20 years of investment experience. Mr. DeSantis has been with the Advisor since 2005 and currently serves as a Chief Investment Officer of Fundamental Equities. The following provides information regarding the members of the team.

Name                 Since      Professional Experience
----              -----------   -----------------------
Joseph DeSantis       2005      Mr. DeSantis is a Chief Investment Officer and
                  (Inception)   Managing Director with the Advisor's Fundamental
                                Equity group. He oversees a team of 85 portfolio managers, analysts and trading personnel responsible for more than $25 billion of domestic and international mutual fund and institutional separate account assets.

                                Prior to joining the Advisor in 2005, Mr.
                                DeSantis served as a Managing Director and Head of Equities-Americas with Deutsche Asset Management in New York (2000-2005). The overall group was responsible for more than $45 billion in equity mutual fund and institutional assets. Additionally, he served as Managing Director and Chief Investment Officer for Chase Trust Bank in Tokyo, Japan, where he built and led the local investment team and managed more than $7 billion in Japanese public and private institutional pension assets (1996-2000). While at Chase Manhattan Bank, Mr. DeSantis also served as Investment Strategist and Fund Manager, Vice President/Head of International Equities, and Portfolio Manager of the U.S. Government Securities Fund and Managed Asset Portfolios.

                                Mr. DeSantis was a founding Partner and Director with Strategic Research International, Inc., a global investment research organization in New York, where he served as Investment Strategist (1983-1990) and as Director of Institutional Research Services for Carl Marks & Co., a subsidiary (1985-1988). He produced and published research, which encompassed country comparisons and equity and fixed-income markets commentary. Additionally, he served as a Municipal Research Credit Analyst with Moody's Investors Service, New York (1981-1983).

Gilman C. Gunn III     2005     Mr. Gunn is a Managing Director, Senior
                   (Inception)  Portfolio Manager, and Head of the International
                                Core Equity team. He has managed the
                                International Core Equity team for the Advisor or one of its predecessor firms since 1991. This experience includes serving as portfolio manager for the Advisor's Emerging Markets,
                                International Small Cap, and Precious Metals equity products. Previously, he served as Head of Citibank's London-based private client investment department (1989-1990) and as Head of Global Fixed Income Research for Paribas Capital
                                Markets in London (1984-1989). Mr. Gunn spent two years in Kuwait as an advisor to the Kuwait
                                International Investment Company (1982-1983) and one year in Thailand (1971). Before beginning his overseas career, he was a Bond Portfolio
                                Manager at The Chubb Corporation in New York
                                (1974-1979).

                                Mr. Gunn has been working in the investment management field since 1974. He received a B.A. from Florida State University (1968) and an M.B.A. in finance from New York University
                                (1974).

Compensation and Expenses


      Under the management contract, the Fund will pay to the Advisor monthly, as compensation for the services rendered and expenses paid by it, a fee at an annual rate of .95% of the Fund's average daily Total Assets. "Total Assets" means (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings") without deducting liabilities representing external borrowings. The liquidation preference of preferred shares of the Fund, if any, constituting financial leverage shall not be considered a liability of the Fund for this purpose. Because the fee paid to the Advisor is determined on the basis of the Fund's Total Assets, the Advisor's interest in determining whether to leverage the Fund may conflict with the interests of the Fund. A discussion regarding the basis for the approval of the management contract by the Fund's Board of Trustees will be available in the Fund's annual or semi-annual report to shareholders, as applicable, next published after the date of this prospectus.


      The Fund's average daily Total Assets are determined for the purpose of calculating the management fee by taking the average of all the daily determinations of Total Assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of its management contract with the Fund, the Advisor pays certain operating expenses of the Fund, including executive salaries and the rental of office space, relating to its services for the Fund. The Fund pays all other expenses of the Fund, including without limitation: (a) charges and expenses for bookkeeping; (b) charges and expenses of the independent registered public accounting firm; (c) charges and expenses of any custodian, transfer agent, and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) trust fees payable by the Fund to federal, state, or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state, or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and distributing prospectuses, notices, proxy statements, and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with the Advisor other than as Trustees; (j) the cost of preparing and printing share certificates; and (k) the fees and other expenses of listing the Fund's shares on any national stock exchange. In addition, the Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

Administrator

      The Fund has also entered into an administration agreement with EIS, pursuant to which EIS provides certain administrative and accounting services. The Fund will pay EIS a monthly fee computed at an annual rate of .05% of the Fund's average daily Total Assets.

Debt Securities Sub-Advisor

      Day-to-day management of the portion of the Fund's assets invested in debt securities described under "Investment Objective and Principal Investment Strategies" above is the responsibility of a team of portfolio management professionals from the Debt Securities Sub-Advisor. Together the team managed more than $18 billion in assets as of June 30, 2005. The team is led by Anthony Norris and Peter Wilson, who have more than 37 and 27 years of investment experience, respectively. Mr. Norris has been with the Debt Securities Sub-Advisor since 1990. Mr. Wilson has been with Evergreen or one of its predecessor firms since 1989.

      The Debt Securities Sub-Advisor, a subsidiary of Wachovia Corporation, is located at Centurion House, 24 Monument Street, London EC3R 8AQ.

      Under a sub-advisory agreement, the Advisor (and not the Fund) has agreed to pay the Debt Securities Sub-Advisor a fee, calculated and paid monthly, in arrears, at an annual rate of .05% of the average daily Total Assets of the Fund for the services and facilities the Debt Securities Sub-Advisor provides. Because the fee paid to the Debt Securities Sub-Advisor is determined on the basis of the Fund's Total Assets, the Debt Securities Sub-Advisor's interest in determining whether to leverage the Fund may conflict with the interests of the Fund. A discussion regarding the basis for the approval of the sub-advisory agreement by the Fund's Board of Trustees will be available in the Fund's annual or semi-annual report to shareholders, as applicable, next published after the date of this prospectus.

      The following provides information regarding the members of the team.

Name                Since       Professional Experience
----             -----------    -----------------------
Anthony Norris      2005        Mr. Norris is Managing Director, Chief
                 (Inception)    Investment Officer, and Senior Portfolio
                                (Inception) Manager with First International
                                Advisors, LLC, d/b/a Evergreen International
                                Advisors. His responsibilities include
                                developing investment strategies using
                                computer-based qualitative and technical analysis systems, integrating their output with fundamental research and strategy optimization systems, and monitoring the results within particular investment risk guidelines. Mr.
                                Norris has been with Evergreen or one of its predecessor firms since 1990. Previously, he spent several years in banking, with particular emphasis on foreign exchange. Mr. Norris served in senior executive positions at Reserve Asset
                                Managers (1980-1989), Gillet Brothers Fund
                                Management (1978-1980), and Wallace Brothers
                                Bank (1967-1978).

                                Mr. Norris has been working in the investment management field since 1967. He is a member of the Society of Technical Analysts and is an Associate of the International Federation of Technical Analysts.

Peter Wilson       2005         Mr. Wilson is Managing Director, Chief Operating
                                Officer, and a Senior Portfolio (Inception)
                                Manager with First International Advisors, LLC, d/b/a Evergreen International Advisors in
                                London. His responsibilities include client servicing and communicating investment philosophy and strategies. Previously, he served as Treasurer and Portfolio Manager for Axe-Houghton (1989-1989). He was also a Vice
                                President at Bankers Trust in London and New
                                York (1984-1988) and a Portfolio Manager at
                                Merchant Bankers Kleinwort Benson Ltd
                                (1981-1984).

                                Mr. Wilson has been working in the investment management field since 1978. He was educated in Canada, Hong Kong, and England.

      The Debt Securities Sub-Advisor is a Delaware limited liability company having substantially all of its assets outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon the Debt Securities Sub-Advisor within the United States or to realize judgments of courts of the United States based upon civil liabilities of the Debt Securities Sub-Advisor under the federal securities laws and other laws of the United States. It may not be possible to enforce against the Debt Securities Sub-Advisor in England such civil remedies and criminal penalties as are afforded by the federal securities laws in the United States.

Option Sub-Advisor

      Day-to-day management of the Fund's Option Strategy as described under "Investment Objective and Principal Invest ment Strategies" above is the responsibility of a team of portfolio management professionals from the Option Sub-Advisor's derivatives team. The team is led by Gregory McMurran who has more than 28 years of investment experience. Mr. McMurran has been with the Option Sub-Advisor since 1976 and currently serves as a Chief Investment Officer. Information regarding the members of the team is listed below.

      The Option Sub-Advisor was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The Option Sub-Advisor serves mutual funds, pensions, and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies. Under a sub-advisory agreement, the Advisor (and not the Fund) has agreed to pay the Option Sub-Advisor a fee, calculated and paid monthly, in arrears, at an annual rate of .15% of the Fund's first $100,000,000 of average daily Total Assets, .12% of the Fund's next $150,000,000 of average daily Total Assets, and .10% of the Fund's average daily Total Assets above $250,000,000 for the services and facilities the Option Sub-Advisor provides. Because the fee paid to the Option Sub-Advisor is determined on the basis of the Fund's Total Assets, the Option Sub-Advisor's interest in determining whether to leverage the Fund may conflict with the interests of the Fund. A discussion regarding the basis for the approval of the sub-advisory agreement by the Fund's Board of Trustees will be available in the Fund's annual or semi-annual report to shareholders, as applicable, next published after the date of this prospectus.

      The Option Sub-Advisor is a registered investment advisor and managed approximately $7.7 billion as of June 30, 2005. The Option Sub-Advisor is wholly owned by Old Mutual (US) Holdings Inc., which uses the marketing name Mutual Asset Management."Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $283 billion in assets under management as of June 30, 2005. Old Mutual plc is among the Global Fortune 300. The Option Sub-Advisor is a California corporation and is located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071.

Name                   Since    Professional Experience
----                ----------  -----------------------
Harindra de Silva,     2005     Dr. de Silva (President and Portfolio Manager)
  Ph.D., CFA       (Inception)  is responsible for the Option Sub- Advisor's
                                strategic direction and the ongoing development of its investment processes. He focuses on the ongoing research and portfolio management efforts for the firm's U.S. equity strategies and Tactical Asset Allocation strategies. Before joining the Option Sub-Advisor in 1995, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. Dr. de Silva is a member of the CFA Institute, the American Finance Association and the International Association of Financial
                                Analysts. He has 19 years of industry
                                experience.

Gregory M.            2005      Mr. McMurran (Chief Investment Officer, Equity
  McMurran        (Inception)   Derivatives and Portfolio Manager) is
                                responsible for the management and
                                implementation of the Option Sub-Advisor's investment strategies, including those used for the Fund. He joined the Option Sub-Advisor in 1976. He is a major contributor to the firm's ongoing research efforts as well as new product development and strategy applications. Mr.
                                McMurran has an extensive background in the implementation of the firm's quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has
                                28 years of industry experience.

Dennis Bein, CFA      2005      Mr. Bein (Chief Investment Officer, Equity and a
                  (Inception)   Portfolio Manager) is responsible for the
                                ongoing research for the Option Sub-Advisor's
                                U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining the Option Sub-Advisor in 1995, Mr. Bein was a Senior Consultant for AG
                                Risk Manage ment, Analysis Group, Inc.'s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of
                                Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a
                                Chartered Financial Analyst and a member of the CFA Institute, the Institute of Chartered
                                Financial Analysts and the Los Angeles Society of Financial Analysts. He has 14 years of industry experience.

Scott Barker, CFA     2005      Mr. Barker (Portfolio Manager) is responsible
                   (Inception)  for the ongoing research for the Option
                                Sub-Advisor's options and fixed income based strategies as well as day-to-day portfolio management and trading of those accounts. Before joining the Option Sub-Advisor in 1995, Mr.
                                Barker was a Research Analyst for Analysis
                                Group, Inc. He received a B.A. in Physics from
                                Pomona College. He is a Chartered Financial
                                Analyst and a member of the CFA Institute and the Los Angeles Society of Financial Analysts.
                                He has 11 years of industry experience.

Additional Information Regarding the Fund's Management Teams

      The Fund's Statement of Additional Information contains additional information about the Fund's portfolio managers, including other accounts they manage, their ownership of Fund shares, and elements of their compensation.

      The Advisor has agreed to make certain payments to the Option Sub-Advisor in the event that the Option Sub-Advisor's sub-advisory agreement is terminated within a specified period after the date of this offering.

                          DIVIDENDS AND DISTRIBUTIONS

      Commencing with the Fund's first distribution, the Fund intends to make monthly cash distributions to holders of the Fund's common shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) dividends and interest received by the Fund that are paid on the equity securities and debt securities held in the Fund's portfolio and earnings from foreign currency exchange transactions (unless the Fund elects to treat such contracts as giving rise to capital gain) and (ii) capital gains (short-term and long-term) from net option premiums, futures contracts, certain foreign currency exchange transactions (if the Fund elects to treat such gains or losses as capital gains or losses), and the sale of portfolio securities. The majority of gains from option premiums are expected to be short-term, taxable at ordinary income rates; however, a portion of the premiums from certain options may be treated as long-term capital gains. Dividends and interest distributed by the Fund will be taxable as ordinary income; however, a portion of the Fund's distribution of dividend payments may qualify for reduced rates applicable to qualified dividend income, provided the shareholders meet certain holding period requirements. See "U.S. Federal Income Tax Matters" for further information concerning the tax treatment and characterization of Fund distributions. Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above.

      The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that significantly exceeds the Fund's net investment income and net realized capital gains for the relevant year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distri butions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your common shares, with any amounts exceeding such basis treated as gain from the sale of shares. If, when making its monthly distributions, the Fund incorrectly estimates its capital gains or losses for the remainder of the taxable year, the Fund's distributions for that period or taxable year may contain significant returns of capital.

      In order to maintain a more consistent distribution rate, the Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income and gain earned by the Fund during such period. The Fund may also for other reasons decide to retain net investment income or capital gain net income (but intends to make distributions sufficient to maintain its eligibility to be taxed as a regulated investment company under subchapter M of the Code). If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

      As portfolio and market conditions change, the rate of distributions on the common shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund's distributions may be comprised of capital gains from the sale of securities held in the Fund's portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund's operations when all of the Fund's portfolio securities will have been held for less than one year). See "U.S. Federal Income Tax Matters."

      Your initial monthly distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund's Automatic Dividend Reinvestment Plan. See "Automatic Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund's distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

      The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. Historically, other closed-end investment companies have applied for and received exemptive relief from the Securities and Exchange Commission to permit the investment companies to distribute long-term capital gains more frequently than would otherwise be permitted by the 1940 Act. The staff of the Securities and Exchange Commission has indicated that it has suspended the processing of exemptive applications requesting this type of relief, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result, the Fund has no current expec tation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, with a limited exception, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. Federal Income Tax Matters."

      See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any distribution record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

      Whenever the Fund declares an ordinary income dividend or a capital gain dividend or other distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or
(ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the price per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

      In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the business day before the next ex-dividend date, which typically will be approximately 30 days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date. In that case, the number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at a price less than that at which they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive shares with an aggregate net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010, or (800) 730-6001.

      The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Dividend Reinvestment Plan, which is on file with the Securities and Exchange Commission.

                           CLOSED-END FUND STRUCTURE

      The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the share holder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies have in the past during some periods traded at prices higher than their net asset values (at a "premium") and during other periods traded at prices lower than their net asset values (at a "discount").

      Shareholders in the Fund will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including, for example, dividend levels (which will in turn be affected by levels of interest and dividend payments by the Fund's portfolio holdings, the timing and success of the Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses, and other factors), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may in the future consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

                        U.S. FEDERAL INCOME TAX MATTERS

Federal Income Tax Matters

      The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

      The Fund intends to elect and qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on net income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. Certain of the Fund's investment strategies may generate foreign currency gains for U.S. federal income tax purposes. Foreign currency gains are currently treated as qualifying income for purposes of the income test applicable to regulated investment companies. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby possibly jeopardizing the Fund's qualification as a regulated investment company for all years to which such regulations are applicable.

      To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders must qualify for the dividends-paid deduction.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Call option premiums received by the Fund will generally be recognized upon exercise, lapse or disposition of the option and generally will be treated as short-term capital gain or loss. Certain of the Fund's positions in listed equity index call options, options on foreign currencies, futures contracts and options thereon, and certain foreign currency forward contracts, will be subject to mark-to-market treatment and earnings will be recognized based on the fair market value of the options on October 31 and at the end of the Fund's taxable year (or if the option is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and options on certain foreign currencies, and foreign currency futures contracts will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder's basis in the shares, and thereafter as capital gain.

      The Fund's option-writing on indices, stocks and other instruments may affect the period for which it is respected for federal income tax purposes as having held stocks that the Fund owns on which calls are written or which are included in the indices or other instruments on which calls are written. Some of the call options, put options, and other devices employed by the Fund may be deemed to substantially diminish the Fund's risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset substantially similar or related property may constitute "qualified covered call options" which are generally excepted from the straddle rules but may still give rise to holding period suspensions. To avoid being subject to the straddle rules and the rules governing qualified covered calls under federal income tax law, the Fund intends to limit overlap between its stock holdings (and any subset thereof) and the value of each index (and portion thereof) to less than 70% on an ongoing basis. However, at this time, it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) such call options will be treated as short-term capital gains and thus, in so far as not offset by short-term losses, taxable at ordinary income rates when distributed.

      If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

      For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain "qualified" foreign corporations as "qualified dividend income," provided holding period and other requirements are met by the Fund. "Qualified foreign corporations" are corporations that are either eligible for benefits of a comprehensive income tax treaty with the United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. To be eligible for the treatment as qualified dividend income, a foreign corporation paying the dividend cannot be a passive foreign investment company ("PFIC") in the year of distribution or the prior year. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains (including premiums received by the Fund as the seller (writer) of expired options contracts) cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, the straddle rules described above, which terminate or suspend the holding period of Fund portfolio securities substantially similar to options and other reduced-risk investments, may bear adversely on the Fund's ability to designate distributions as qualified dividend income. There can be no assurance as to the percentage (if any) of the Fund's distributions that will qualify for taxation to individual common shareholders as qualified dividend income.

      In addition to investing in stocks that pay tax-favored dividends, the Fund may invest a portion of its assets in stocks and other securities that generate ordinary income not taxed at long-term capital gains rates. For example, dividends received by the Fund from REITs generally will not constitute qualified dividend income except to the extent (i) of qualified dividend income in the REIT's hands, or (ii) that the REIT pays an entity-level tax. REITs are generally operated in a manner designed to ensure that they are not required to pay such taxes.

      Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund's Automatic Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. The tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's net investment income and net realized capital gains for that year. For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of shareholders' tax basis in their common shares, with any amounts exceeding such basis treated as gain from the sale of shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

      The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008. The Fund's call writing activities and investments in futures contracts and foreign currency contracts may increase or accelerate the Fund's recognition of ordinary income and may cause the Fund to liquidate other investments in order to satisfy distribution requirements.

      Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see "U.S. Federal Income Tax Matters" in the Statement of Additional Information for additional information about backup withholding.

      In the event that the Fund issues preferred shares, the Service will require the Fund allocate to each class of shares proportionate amounts of each type of its profits (such as ordinary income and capital gains) based upon the percentage of total dividend distributed to each class for the tax year.

      In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. Since most of the Fund's net investment income is expected to be comprised of either foreign dividends or interest, the Fund does not expect to generate any qualified interest income dividends, described in (i), that would be exempt from this withholding tax.

      In addition, in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs, will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be entitled to claim a credit or deduction on their U.S. income tax with respect to foreign taxes.

      This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences of Fund shareholdings by foreign persons. Please see "U.S. Federal Income Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                NET ASSET VALUE

      The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Advisor, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in equity and debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

      Each security held by the Fund is typically valued using current market quotations when these quotations are readily available and reliable. If no recent market quotations are available for a security, or if the available quotations are deemed not to be indicative of current value, the Fund may price that security at a "fair value" according to the policies established by the Fund's Board of Trustees. The Trustees monitor and evaluate the Fund's fair value policies on an on-going basis.

      Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio used to determine the Fund's net asset value could be different from the actual price at which those securities could be sold in the market. The Fund will invest in foreign securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value. As a result, the values of the Fund's portfolio securities may change on days when the net asset value of the Fund's shares is not calculated. The net asset value of the Fund's shares will reflect any such changes when the net asset value of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund calculates its net asset value. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the values of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that the foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted if such movements in U.S. markets exceed specified thresholds. In these instances, the values of the foreign securities are typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

      The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's net asset value is calculated. Changes in the values of those currencies in relation to the U.S. dollar affect the Fund's net asset value. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its net asset value (normally 4:00 p.m. Eastern time) will not be reflected in the Fund's net asset value that day.

      Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. Debt securities with longer maturities are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and/or various relationships between securities which are generally recognized by institutional traders. The values of interest rate swaps, caps, and floors are determined in accordance with a formula and then confirmed periodically by obtaining bank quotations. Positions in exchange-traded options are valued at the last sale price on the market where any such option is principally traded. The fair values of options which are not traded on an exchange and options for which such prices are not available are determined based on quotations obtained by the Option Sub-Advisor or the Advisor from dealers in such options. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded.

                             DESCRIPTION OF SHARES

      The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any issued shares into one or more additional classes or series of shares. The Board of Trustees may establish, designate, and change such series or classes, including preferred shares, from time to time without a shareholder vote by setting or changing in any one or more respects the preferences, voting powers, rights, duties, and business purpose of such shares and may divide or combine the shares of any series or class into a greater or lesser number. See "Leverage."




Common Shares


      Common shares, when issued and outstanding, will be fully paid and non-assessable and will have no pre-emptive rights or conversion rights or rights to cumulative voting. Common shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per common share for each common share held, as to any matter on which the common share is entitled to vote. The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "EBI," and the Fund will hold annual meetings so long as required by the New York Stock Exchange.


      In the event that the Fund issues preferred shares and so long as any preferred shares of the Fund are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

      The Fund will send unaudited reports at least semiannually and audited annual financial statements annually to all of its shareholders.


      As of October 12, 2005, Evergreen Financing Company, LLC, an affiliate of the Advisor, provided the initial capital for the Fund by purchasing 5,240 common shares of the Fund for $100,084. As of the date of this prospectus, Evergreen Financing Company, LLC owned 100% of the outstanding common shares. Evergreen Financing Company, LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding common shares of the Fund or until the public offering of the shares is completed.


Preferred Shares

      The Fund in the future may elect to issue preferred shares as part of its leverage strategy. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares generally to 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness. Although the terms of any preferred shares, including dividend rate, liquidation preference, and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing, or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights, and redemption provisions of the preferred shares would be similar to those stated below.

      In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Fund, the holders of preferred shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

      The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares would have the right to elect a majority of the Trustees at any time dividends on any preferred shares are unpaid for a period of two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Anti-Takeover Provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per dollar of net asset value, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

      The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to amend, alter, or repeal any of the preferences, rights, or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights, or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.

      The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

 ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

      The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year. A Trustee may be removed from office for cause by the holders of at least 75% of the Fund's shares entitled to vote on the matter. A Trustee may be removed from office with or without cause by 75% of the remaining Trustees.

      As described below, the Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

      The Agreement and Declaration of Trust requires the favorable vote of at least 75% of the Board of Trustees as well as the holders of at least 75% of the Fund's shares entitled to be voted on the matter to approve, adopt, or authorize the following:

      o a merger or consolidation or share exchange of the Fund with any other entity;

      o the issuance or transfer of shares of the Fund having an aggregate fair market value of $1 million or more (excluding a transfer pursuant to a public offering, a dividend reinvestment plan, or any stock subscription rights);

      o a sale, lease, exchange, or transfer of assets of the Fund having an aggregate fair market value of $1 million or more (other than securities transactions in the ordinary course of business); or

      o any shareholder proposal as to specific investment decisions with respect to the Fund's assets.

      However, the above actions may be approved without shareholder consent if such action is approved by a majority of the Board of Trustees and 75% of the Continuing Trustees (unless in certain circumstances shareholder consent is otherwise required by the 1940 Act).

      The provisions of the Agreement and Declaration of Trust also require either (a) the favorable vote or consent of the holders of at least 75% of the Fund's shares entitled to vote on the matter, or (b) the favorable vote or consent of a majority of the Board of Trustees and at least 75% of the Continuing Trustees to approve, adopt or authorize the following:

      o     the termination of the Fund;

      o     the termination of any series or class of the Fund's shares; or

      o the creation by the Trustees of one or more trusts to which all or part of the Fund's assets, liabilities, profits, or losses may be transferred and providing for the conversion of the Fund's shares into shares of such trusts.

      In addition, conversion of the Fund to an open-end investment company would require the favorable vote of a majority of the Trustees then in office and the favorable vote of at least 75% of each class of the Fund's shares outstanding and entitled to vote on the matter, unless a majority of the Board of Trustees as well as 75% of the Continuing Trustees approve such conversion. A conversion of the Fund to an open-end investment company may, however, still require shareholder approval under separate requirements in the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange. Conversion to an open-end investment company may also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money.

      The Agreement and Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the extent the By-Laws do not reserve the right to the shareholders, to make, alter, amend or repeal any of the By-Laws, subject to the requirements of applicable law and the approval of a majority of the Board of Trustees. However, the approval of a majority of the Board of Trustees and 75% of the Continuing Trustees is required for any amendment, alteration, change, or repeal of certain By-Laws related to the meetings of shareholders or any other By-Law designated from time to time by resolution of a majority of the Board of Trustees and 75% of the Continuing Trustees to require such approval. Neither these provisions of the Agreement and Declaration of Trust, nor any of the provisions described above, can be amended or repealed except by the favorable approval of a majority of the then Trustees and 75% of the Continuing Trustees as well as the affirmative vote or consent of the holders of at least 75% of the Fund's shares entitled to vote; provided, however, that such affirmative vote or consent shall be in addition to the vote or consent of the shareholders otherwise required by applicable law or by the terms of any agreement between the Fund and any national securities exchange.

      The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 45 calendar days nor more than 60 calendar days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be received on or before January 1, 2006. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

      The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Agreement and Declaration of Trust described above could have the effect of depriving shareholders of opportunities to sell their shares at a premium over the then current market price of the shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

      The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust and the Fund's By-Laws, both of which are on file with the Securities and Exchange Commission.

                                  UNDERWRITING

      Subject to the terms and conditions of a purchase agreement dated        ,
2005, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                     Number
                    Underwriter                                      Shares
                    -----------                                      ------

         Merrill Lynch, Pierce, Fenner & Smith ...................
                Incorporated .....................................
         Wachovia Capital Markets, LLC ...........................
         Advest, Inc. ............................................
         Robert W. Baird & Co. Incorporated ......................
         Wells Fargo Securities, LLC .............................
                                                                     ------
              Total ..............................................
                                                                     ======

      The purchase agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund, the Advisor, and the Sub-Advisors have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

      The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $     per common share.
The sales load the Fund will pay of $.90 per common share which is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may
reallow, a discount not in excess of $        per common share on sales to other
dealers. After the initial public offering, the public offering price, concession, and discount may be changed. Investors must pay for any common
shares purchased on or before        , 2005.

      The following table shows the public offering price, sales load, estimated offering expenses, and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                 Per Share  Without Option  With Option
                                                 ---------  --------------  -----------
Public offering price .........................   $20.00          $             $
Sales load ....................................     $.90          $             $
Estimated offering expenses ...................     $.04          $             $
Proceeds, after expenses, to the Fund .........   $19.06          $             $

      The expenses of the offering are estimated at $     and are payable by the
Fund. The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount payable by the Fund as the partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load, but including the $.00667 per common share partial reimbursement of expenses to the underwriters) exceeds $.04 per common share.

Overallotment Option

      The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

      Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix, or maintain that price.

      If the underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

      Neither the Fund nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of this prospectus without the prior written consent of the underwriters except for the sale of the common shares to the underwriters pursuant to the provisions of the purchase agreement and certain transactions related to the Fund's Automatic Dividend Reinvestment Plan.

      The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

      One or more of the underwriters of the common shares may also act as an underwriter of the Fund's preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.

      The common shares will be sold in a manner intended to ensure that the New York Stock Exchange distribution standards (i.e., round lots, public shares, and aggregate market value) will be met.

Additional Compensation to Underwriters and Other Relationships

      The Advisor (and not the Fund) has agreed to pay additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated at the annual rate of .15% of the Fund's average daily Total Assets during the continuance of an investment advisory agreement between the Advisor and the Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed, upon the request of the Advisor, to, among other things, provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information and studies or reports regarding the Fund and the closed-end investment company industry and to consult the Advisor with respect to applicable strategies designed to address market value discounts. The total amount of these additional compensation payments to Merrill Lynch, Pierce,
Fenner & Smith Incorporated will not exceed   % of the total price to the public
of the common shares sold in this offering.

      Additionally, the Advisor (and not the Fund) will pay to Wachovia Capital Markets, LLC from its own assets a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the common shares in an amount
equal to $      , which is      % of the total initial price to the public of
the common shares offered hereby. The sum of the additional compensation payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated and the structuring fee payable to Wachovia Capital Markets, LLC, plus the amount paid by the Fund as the $.00667 per common share partial reimbursement to the underwriters, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of common shares, including sales load and all forms of additional compensation or structuring fee payments to and reimbursement of underwriters, will be limited to 9% of the total price to the public of the common shares sold in this offering.

      The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, NY 10080.

                              CERTAIN AFFILIATIONS

      Unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111. EquiServe Trust Company, N.A. is the Fund's transfer agent, registrar, shareholder servicing agent, and dividend disbursing agent for the Fund's shares. EquiServe Trust Company, N.A.'s address is P.O. Box 43010, Providence, Rhode Island 02940-3010.

                                 LEGAL MATTERS


      Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Ropes & Gray LLP, Boston, MA and Richards, Layton, and Finger P.A. of Wilmington, DE. Certain matters have been passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Ropes & Gray LLP and Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton, and Finger.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The Fund has selected KPMG LLP as its independent registered public accounting firm. KPMG's principal business address is located at 99 High Street, Boston, Massachusetts 02110.


                                 PRIVACY POLICY

      The Advisor and its affiliates have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about shareholders. The Advisor and its affiliates employ safeguards to protect customer information and to prevent fraud. The Advisor and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call
1.800.343.2898 to speak to an Evergreen service representative.

                             ADDITIONAL INFORMATION

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith expects to file reports and other information with the Securities and Exchange Commission. Reports, proxy statements, and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements, and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

      This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                 Page
                                                                                 ----
Fund History ..................................................................    1
Use of Proceeds ...............................................................    1
Investment Objective and Policies .............................................    1
Investment Restrictions .......................................................   25
Management of the Fund ........................................................   28
Trustees Compensation .........................................................   33
The Advisory Agreements, Administrator and Transfer Agent .....................   35
Portfolio Managers ............................................................   40
Portfolio Transactions ........................................................   49
U.S. Federal Income Tax Matters ...............................................   51
Experts .......................................................................   61
Additional Information ........................................................   61
Financial Statements and Independent Registered Public Accounting Firm's Report   63
Appendix A -- Description of Ratings ..........................................   A-1
Appendix B -- Proxy Voting Policy and Procedures ..............................   B-1

================================================================================

      Until     , 2005 (25 days after the date of this prospectus), all dealers that buy, sell, or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                                      Shares
                                     [LOGO]
                                   Evergreen International(SM)

                  Evergreen International Balanced Income Fund

                                 Common Shares
                                $20.00 per Share

                                   ----------
                                   PROSPECTUS
                                   ----------

                              Merrill Lynch & Co.

                              Wachovia Securities

                                  Advest, Inc.

                             Robert W. Baird & Co.

                             Wells Fargo Securities

                                          , 2005

================================================================================

                SUBJECT TO COMPLETION -- DATED             , 2005


The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  EVERGREEN INTERNATIONAL BALANCED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

      Evergreen International Balanced Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2005. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-730-6001.

      The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.

      This Statement of Additional Information is dated                   , 2005

                                TABLE OF CONTENTS

                                                                           Page
                                                                          ------

FUND HISTORY ..........................................................       1

USE OF PROCEEDS .......................................................       1

INVESTMENT OBJECTIVE AND POLICIES .....................................       1

INVESTMENT RESTRICTIONS ...............................................      25

MANAGEMENT OF THE FUND ................................................      28

TRUSTEES COMPENSATION .................................................      33

THE ADVISORY AGREEMENTS, ADMINISTRATOR AND TRANSFER AGENT..............      35

PORTFOLIO MANAGERS ....................................................      40

PORTFOLIO TRANSACTIONS ................................................      49

U.S. FEDERAL INCOME TAX MATTERS .......................................      51

EXPERTS ...............................................................      61

ADDITIONAL INFORMATION ................................................      61

FINANCIAL STATEMENT AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM'S REPORT .........................................................      63

Appendix A--Description of Ratings ....................................     A-1

Appendix B--Proxy Voting Policy and Procedures ........................     B-1

       This Statement of Additional Information is dated         , 2005.

                                  FUND HISTORY

      The Fund is a diversified, closed-end management investment company organized as a statutory trust under the laws of Delaware on August 16, 2005 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this statement of additional information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the prospectus.

                                 USE OF PROCEEDS

      The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as soon as practicable after the closing of this offering. However, investments that, in the judgment of the Evergreen Investment Management Company, LLC ("EIMC"), First International Advisors, LLC, d/b/a Evergreen International Advisors ("EIA") or Analytic Investors, Inc. ("Analytic," together with EIMC and EIA, the "Advisors") are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to six months following the completion of its common shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in typically lower-yielding U.S. government securities or high grade, short-term money market instruments.

                        INVESTMENT OBJECTIVE AND POLICIES

      The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Capitalized terms have the meaning defined in the prospectus unless otherwise defined herein.

      Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied at the time of a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing or the asset coverage requirements of the 1940 Act for senior securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

      The Fund's Advisors reserve the discretion based upon market conditions to reallocate the proportions of total assets invested in each investment strategy.

Securities

      EQUITY SECURITIES OF NON-U.S. ISSUERS.

      Common Stocks. Common stock represents an equity ownership interest in a company and is usually coupled with voting rights. At the discretion of a company's board, a company may pay dividends on its common stock.

      An adverse event, such as an unfavorable earnings report or a decline in the stock market, may depress the value of a particular common stock to which the Fund has exposure. Common stock prices fluctuate for many different reasons, including, for example, the following: changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant industry or stock market; changes in management; changes in the demand for a company's services or products; political or economic events affecting the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Because common stock is junior to a company's debt securities and preferred stock, deterioration in the credit quality of an issuer will likely cause greater changes in the value of a company's common stock. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market.

      Although common stocks have historically generated higher average returns than debt securities over the long term, common stocks also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. Because the Fund will ordinarily have substantial exposure to common stocks, historical trends indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, more extensive manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be less liquid and subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Securities of small capitalization companies (and sometimes other companies) may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if the Fund is required to liquidate its securities positions.

      The Fund's investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

      The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges on which the stock of large capitalization companies trade, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards. Generally, the volume of trading in an over-the-counter or unlisted common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund may invest may not be as great as that of other securities, and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

      OTHER EQUITY SECURITIES. The Fund may invest or hold equity securities other than common stocks, including depository receipts, rights, warrants, convertible securities and preferred stock. These securities have risks similar to common stock as well as other risks described in the prospectus and this Statement of Additional Information.

      Convertible Securities. Convertible securities are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Because most convertible securities are fixed rate instruments, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

      Convertible securities generally have higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

      Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred stock may have variable rates of return, but may also have a fixed rate of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

      Warrants and Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

      Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

      Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

      DEBT SECURITIES OF NON-U.S. ISSUERS. As described in the prospectus, the Fund may invest in debt obligations of non-U.S. issuers, including foreign issuers, such as foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.

      Corporate Bonds. The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

      The Fund's investments in corporate bonds are subject to a number of risks described in the prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, issuer risk, foreign (non-U.S.) investment risk, and liquidity risk.

      Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

      Bank Obligations. Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Fixed time deposits may be non-negotiable, and there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

      Demand Instruments. Demand instruments involve either a conditional or unconditional demand feature, which permits the holder of the instrument to demand payment of the principal amount of the instrument. Demand instruments may involve variable amount master demand notes.

      Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Investing in the securities of foreign issuers of debt and equity securities involves special risks and considerations not typically associated with investing in U.S. issuers. These include:

differences in accounting; auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

      Political or financial instability and diplomatic developments could affect the value of investments in securities issued by companies in those countries. Other risks include currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain countries; the fact that companies in foreign countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of foreign countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Also, any change in the leadership or politics of foreign countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

      Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or emerging market) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

      The Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal income tax purposes.

      EURODOLLAR INSTRUMENTS AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      INVESTMENTS IN DEPOSITARY RECEIPTS. The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

      ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

      For purposes of the Fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

      OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may generally not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies in the aggregate, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, subject to receiving no-action assurance from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

      MONEY MARKET INSTRUMENTS. Money market instruments are high-quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

      PAYMENT-IN-KIND SECURITIES. The Fund may invest in payment-in-kind ("PIK") securities. PIK securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations, for a specified period of time. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

      The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for PIK securities that may be significantly longer. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

      PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Some PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

      An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. PIKs may be preferable to zero coupon bonds because interest payments in additional securities can be monetized and are viewed as more tangible than accretion of a discount.

      Generally, PIK bonds trade without accrued interest. Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is usually the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

      Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

      Regardless of whether PIK securities are senior or deeply subordinated, issuers are generally highly motivated to retire them because they are usually their most costly form of capital.

      ZERO COUPON "STRIPPED" BONDS. The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

      In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

      For U.S. federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

      LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies.

Derivatives

      INTEREST RATE TRANSACTIONS

      Interest Rate Swaps, Collars, Caps and Floors. The Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

      The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

      Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the relevant Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain U.S. federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described in the prospectus or below.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell a specific commodity, index or security for an agreed price during a designated month (or to deliver the final cash settlement price at a specified price and time, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the relevant Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the relevant Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

      Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

      Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, may require the Fund to segregate assets to cover such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      OTHER OPTIONS CONTRACTS.

      Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.

      Writing Call and Put Options on Securities Indices. The Fund may also write (sell) call and put options on securities indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

      Purchasing Call and Put Options. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities plus the premium paid and transaction costs were less than the exercise price; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist.

      The Fund may purchase and sell both options that are traded on U.S. or foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

      Transactions by the Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

      In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

      FOREIGN CURRENCY TRANSACTIONS.

      Foreign Currency Exchange Transactions. The Fund may enter into foreign currency exchange transactions for the purpose of hedging against foreign exchange risk arising from the Fund's investments in equity and debt securities or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these transactions for purposes of increasing exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies or to shift exposures among foreign currencies.

      The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

      The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

      The Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

      The Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Fund intends to buy, when it holds cash reserves and short-term investments). The Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. The Fund may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      These transactions involve costs and may result in losses. The Fund may write covered call options on foreign currencies to offset some of these costs. The Fund's ability to engage in transactions may be limited by tax considerations.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques seek to minimize the risk of loss due to a decline in the value of the hedged currency, they seek to limit any potential gain which might result from the increase in the value of such currency.

      Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission, such as the New York Mercantile Exchange.

      The Fund may use forward contracts to adjust the foreign exchange exposure of the Fund to protect against uncertainty in the level of future foreign exchange rates, to increase exposure to a foreign currency, as an alternative to investments in debt securities denominated in foreign currencies, or to shift exposures among foreign currencies.

      When the Fund uses foreign currency exchange contracts for hedging purposes, the Fund might be expected to enter into such contracts under the following circumstances:

      Lock In. In order to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

      Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's holdings denominated in the currency sold.

      Direct Hedge. The Fund may employ a direct hedge back into the U.S. Dollar to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

      Proxy Hedge. The Fund may use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

      Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. The Fund anticipates that foreign currency options will be purchased or written only when it believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

      Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

      REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

      DOLLAR ROLL TRANSACTIONS. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

      REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other types of securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

      MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "--Collateralized Mortgage Obligations ("CMOs")" below.

      Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

      Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by one or more governmental entities.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund's use of these transactions will be limited by the Fund's limitations on illiquid investments to the extent they are deemed illiquid.

      Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of any government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      Other Asset-Backed Securities. Asset-backed securities (unrelated to mortgage loans) may also purchased by the Fund. Asset-backed securities are generally obligations issued by a private or governmental issuer secured by non-mortgage assets. For example, the Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the residual or "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the prospectus (e.g., interest rate risk), CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments,
(ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

      Consistent with the Fund's investment objective and policies, the Fund also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Illiquid Securities and Downgrades in Fixed Income Debt Securities

      The Fund may purchase illiquid or restricted securities (securities that the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale) or distressed securities (securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest). The Fund is not required to sell or dispose of any debt security that becomes illiquid or otherwise falls into either category above subsequent to its purchase.

      The Fund may be unable to sell illiquid, restricted or distressed securities quickly or may be able to sell it only at a price below current market value or the Fund could have difficulty valuing these holdings precisely. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income may be diminished. Such securities are also subject to uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will be satisfied.

Proxy Voting Policy and Procedures

      The Fund has adopted Proxy Voting Policies and Procedures which the Advisors use to determine how to vote proxies relating to the Fund's portfolio securities. A copy of the Fund's Proxy Voting Policy and Procedures are attached as Appendix B to this Statement of Additional Information.

Participation on Creditors Committees

      The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the U.S. federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the U.S. federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when EIMC, EIA or Analytic believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Portfolio Trading and Turnover Rate

      Active portfolio trading may be undertaken to accomplish the investment objective of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

      A change in the securities held by the Fund is known as "portfolio turnover." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund, and, to the extent options written (sold) by the Fund are exercised the Fund's portfolio turnover rate will increase. For instance, the Fund's portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy (defined as including the Fund's strategy of writing (selling) call options on a variety of non-U.S. and U.S. based securities indices) or to realize additional gains to be distributed to shareholders if the Option Strategy is unsuccessful. The Fund is managed without regard generally to restrictions on portfolio turnover. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities generally involves the payment of brokerage commissions. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns to Fund shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of "a majority of the Fund's outstanding shares", as defined in the 1940 Act. If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.    Diversification

      The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

      Further Explanation of Diversification Policy:

      To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

2.    Concentration

      The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      Further Explanation of Concentration Policy:

      The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Fund does not intend to invest more than 25% of its assets in securities of any one foreign governmental issuer.

3.    Issuing Senior Securities

      Except as permitted under the 1940 Act, the Fund may not issue senior securities.

      Further Explanation of Senior Securities Policy:

      The Fund may not issue any class of senior security, or sell any such security of which it is the issuer, unless (i) if such class of senior security represents an indebtedness, immediately after such issuance or sale, it will have an asset coverage of at least 300% or (ii) if such class of senior security is a stock, immediately after such issuance or sale it will have an asset coverage of at least 200%. See "Description of Shares" in the prospectus for a summary of certain restrictions on the Fund resulting from the issuance of any senior securities.

4.    Borrowing

      The Fund may not borrow money, except to the extent permitted by applicable law.

      Further Explanation of Borrowing Policy:

      The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.    Underwriting

      The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.    Real Estate

      The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.    Commodities

      The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options, and currency contracts and related options or other financial instruments and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.    Lending

      The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

      Further Explanation of Lending Policy:

      To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.


      When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans. The risk in lending portfolio securities, as with other extensions of secured credit, consists of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.


      All other investment policies of the Fund in the prospectus and in this statement of additional information are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

      In addition, to comply with U.S. federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

                             MANAGEMENT OF THE FUND

Trustees of the Fund

      The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years.

      The Trustees are not required to contribute to the capital of the Fund or to hold shares in the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Disinterested Trustees").

      The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee.

      The Fund has a Qualified Legal Compliance Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael
S. Scofield. The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Qualified Legal Compliance Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

      The Fund has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate.

      The Fund has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold; the nature and quality of services provided by the Fund's transfer agent; and the overall level of servicing provided to shareholders in the Evergreen funds.

      The Fund has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds.

      The Fund has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds.

      The Fund has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee. In furtherance of the Board's responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing.

      Because the Fund is newly organized the committees discussed above did not meet prior to August 1, 2005.

      Set forth below are the Trustees of the Fund. Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

      Independent Trustees:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Portfolios      Other
                                  Term of                                                            Overseen in     Directorships
                                  Office &                                                           Evergreen       held outside
                       Position   Length of                                                          Funds           of Evergreen
Name and               with the   Time                      Principal Occupations for Last Five      Complex as of   Funds
Date of Birth          Fund       Served                    Years                                    8/31/05         Complex
------------------------------------------------------------------------------------------------------------------------------------
Charles A.Austin III   Trustee    Less than 1 year (1)(2)   Investment Counselor, Anchor Capital     93              None
DOB:10/23/1934                                              Advisors, Inc. (investment advice);
                                                            Director, The Andover Companies
                                                            (insurance); Trustee, Arthritis
                                                            Foundation of New England; Director,
                                                            The Francis Ouimet Society; Former
                                                            Director, Health Development Corp.
                                                            (fitness-wellness centers); Former
                                                            Director, Mentor Income Fund, Inc.;
                                                            Former Trustee, Mentor Funds and Cash
                                                            Resource Trust; Former Investment
                                                            Counselor, Appleton Partners, Inc.
                                                            (investment advice); Former Director,
                                                            Executive Vice President and
                                                            Treasurer, State Street Research &
                                                            Management Company (investment advice)
------------------------------------------------------------------------------------------------------------------------------------
Shirley L. Fulton      Trustee    Less than 1 year (1)(2)   Partner, Tin, Fulton, Greene & Owen,     93              None
DOB: 1/10/1952                                              PLLC (law firm); Former Partner,
                                                            Helms, Henderson & Fulton, P.A. (law
                                                            firm); Retired Senior Resident
                                                            Superior Court Judge, 26th Judicial
                                                            District, Charlotte, NC
------------------------------------------------------------------------------------------------------------------------------------
K. Dun Gifford         Trustee    Less than 1 year (1)(2)   Chairman and President, Oldways          93              None
DOB:10/23/1938                                              Preservation and Exchange Trust
                                                            (education); Trustee, Treasurer and
                                                            Chairman of the Finance Committee,
                                                            Cambridge College; Former Chairman of
                                                            the Board, Director, and Executive
                                                            Vice President, The London Harness
                                                            Company (leather goods purveyor);
                                                            Former Director, Mentor Income Fund,
                                                            Inc.; Former Trustee, Mentor Funds and
                                                            Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.   Trustee    Less than 1 year (1)(2)   Partner, Stonington Partners, Inc.       93              Trustee, The
DOB: 2/14/1939                                              (private equity firm); Trustee, The                      Phoenix Group
                                                            Phoenix Group of Mutual Funds;                           of MutualFunds
                                                            Director, Obagi Medical Products Co.;
                                                            Director, Diversapack Co.; Former
                                                            Director, Lincoln Educational
                                                            Services; Former Chairman of the Board
                                                            and Chief Executive Officer, Carson
                                                            Products Company (manufacturing);
                                                            Former Director, Mentor Income Fund,
                                                            Inc.; Former Trustee, Mentor Funds and
                                                            Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
Gerald M. McDonnell    Trustee    Less than 1 year (1)(2)   Manager of Commercial Operations, SMI    93              None
DOB: 7/14/1939                                              Steel Co. - South Carolina (steel
                                                            producer); Former Sales and Marketing
                                                            Manager, Nucor Steel Company; Former
                                                            Director, Mentor Income Fund, Inc.;
                                                            Former Trustee, Mentor Funds and Cash
                                                            Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
William Walt Pettit    Trustee    Less than 1 year (1)(2)   Vice President, Kellam & Pettit, P.A.    93              None
DOB: 8/26/1955                                              (law firm); Director, Superior
                                                            Packaging Corp.; Director, National
                                                            Kidney Foundation of North Carolina,
                                                            Inc.; Former Director, Mentor Income
                                                            Fund, Inc.; Former Trustee, Mentor
                                                            Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
David M. Richardson    Trustee    Less than 1 year (1)(2)   President, Richardson, Runden LLC        93              None
DOB: 9/19/1941                                              (executive recruitment business
                                                            development/consulting company);
                                                            Consultant, Kennedy Information, Inc.
                                                            (executive recruitment information and
                                                            research company); Consultant, AESC
                                                            (The Association of Executive Search
                                                            Consultants); Director, J&M Cumming
                                                            Paper Co. (paper merchandising);
                                                            Former Trustee, NDI Technologies, LLP
                                                            (communications);
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Former Vice Chairman, DHR
                                                               International, Inc. (executive
                                                               recruitment); Former Director, Mentor
                                                               Income Fund, Inc.; Former Trustee,
                                                               Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
Dr. Russell A.         Trustee    Less than 1 year (1)(2)      President/CEO, AccessOne MedCard;        93           None
Salton, III                                                    Former Medical Director, Healthcare
DOB: 6/2/1947                                                  Resource Associates, Inc.; Former
                                                               Medical Director, U.S. Health
                                                               Care/Aetna Health Services; Former
                                                               Director, Mentor Income Fund, Inc.;
                                                               Former Trustee, Mentor Funds and Cash
                                                               Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Scofield    Trustee    Less than 1 year (1)(2)      Director and Chairman, Branded Media     93           None
DOB: 2/20/1943                                                 Corporation (multi-media branding
                                                               company);Attorney, Law Offices of
                                                               Michael S. Scofield; Former Director,
                                                               Mentor Income Fund, Inc.; Former
                                                               Trustee, Mentor Funds and Cash
                                                               Resource Trust
------------------------------------------------------------------------------------------------------------------------------------

      Interested Trustees:


------------------------------------------------------------------------------------------------------------------------------------
Richard K. Wagoner,    Trustee    Less than 1 year (1)(2)      Member and Former President, North       93           None
CFA(3)                                                         Carolina Securities Traders
DOB: 12/12/1937                                                Association; Member, Financial
                                                               Analysts Society; Former Consultant to
                                                               the Boards of Trustees of the
                                                               Evergreen funds; Former Trustee,
                                                               Mentor Funds and Cash Resource Trust
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Shima       Trustee    Less than 1 year (1)(2)(4)   Independent Consultant; Advisory         93           None
DOB: 8/11/1939                                                 Director, New Alliance Bank; Trustee,
                                                               Saint Joseph College (CT); Director,
                                                               Hartford Hospital; Trustee, Greater
                                                               Hartford YMCA; Former Director,
                                                               Enhance Financial Services, Inc.;
                                                               Former Director, Old State House
                                                               Association; Former Director of CTG
                                                               Resources, Inc. (natural gas); Former
                                                               Director, Mentor Income Fund, Inc.;
                                                               Former Trustee, Mentor Funds and Cash
                                                               Resource Trust
------------------------------------------------------------------------------------------------------------------------------------

(1) After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he or she serves:

      Trustees Scofield, Fulton, Gifford, and Keith, as Class I trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders.

      Trustees Austin, McDonnell, and Shima, as Class II trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

      Trustees Pettit, Richardson, Salton and Wagoner, as Class III trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.


(2) Each Trustee has served in such capacity since the Fund's inception in 2005.

(3) Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor, EIMC.

(4) Mr. Shima is expected to be an "interested person" of the Fund due to his ownership of securities issued by one or more of the principal underwriters of the Fund. It is expected that Mr. Shima will become an Independent Trustee upon the termination of the underwriting syndicate for the Fund. Any reference in this Statement to Mr. Shima's status as an Independent Trustee should be read as in reference only to the period after such syndicate is terminated.

      Trustee Ownership of Evergreen Funds Shares

      The table shows the dollar range of each Trustee's investment in the Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2004.

--------------------------------------------------------------------------------
                                                            Aggregate Dollar
                                 Dollar Range of          Range of Investment
Trustees                       Investment in Fund          in Fund  Complex
--------------------------------------------------------------------------------
Charles A. Austin, III*                $0                      Over $100,000
--------------------------------------------------------------------------------
Shirley L. Fulton                      $0                     $10,001-$50,000
--------------------------------------------------------------------------------
K. Dun Gifford                         $0                     $10,001-$50,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Aggregate Dollar
Trustees                         Dollar Range of          Range of Investment
                               Investment in Fund          in Fund  Complex
--------------------------------------------------------------------------------
Dr. Leroy Keith, Jr.                   $0                     $10,001-$50,000
--------------------------------------------------------------------------------
Gerald M. McDonnell*                   $0                      Over $100,000
--------------------------------------------------------------------------------
William Walt Pettit*                   $0                      Over $100,000
--------------------------------------------------------------------------------
David M. Richardson                    $0                      Over $100,000
--------------------------------------------------------------------------------
Dr. Russell A. Salton, III*            $0                      Over $100,000
--------------------------------------------------------------------------------
Michael S. Scofield*                   $0                      Over $100,000
--------------------------------------------------------------------------------
Richard J. Shima*                      $0                      Over $100,000
--------------------------------------------------------------------------------
Richard K. Wagoner                     $0                     $10,001-$50,000
--------------------------------------------------------------------------------


      As of October 15, 2005, the Fund's officers and Trustees as a group owned less than 1% of the Fund's outstanding common shares.

      As of October 15, 2005, the following persons owned of record or beneficially the number of shares of the Fund noted below, representing the indicated percentage of the Fund's outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding equity securities on such date.

                                         Shares
                                    Owned of Record   Percentage of Fund's
Name and Position                   and beneficially   Outstanding Shares
--------------------------------    ----------------  ---------------------
Evergreen Financing Company, LLC          5,240                 100%
200 Berkeley Street
Boston, MA 02116


      For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2004:

                                   Name of Owners and                Title of    Value of    Percent of
Name of Trustee                 Relationships to Trustee   Company     Class    Securities     Class
----------------------------    ------------------------   -------   --------   ----------   ----------
Charles A. Austin, III                  None.                n/a        n/a         n/a          n/a
Shirley L. Fulton                       None.                n/a        n/a         n/a          n/a
K. Dun Gifford                          None.                n/a        n/a         n/a          n/a
Dr. Leroy Keith, Jr.                    None.                n/a        n/a         n/a          n/a
Gerald M. McDonnell                     None.                n/a        n/a         n/a          n/a
William Walt Pettit                     None.                n/a        n/a         n/a          n/a
David M. Richardson                     None.                n/a        n/a         n/a          n/a
Dr. Russell A. Salton, III              None.                n/a        n/a         n/a          n/a
Michael S. Scofield                     None.                n/a        n/a         n/a          n/a

Officers of the Fund

            Set forth below are the officers of the Fund.


-----------------------------------------------------------------------------------------------------------------
     Name, Address               Position with
   and Date of Birth                 Fund                     Principal Occupation for Last Five Years
-----------------------------------------------------------------------------------------------------------------
Dennis H. Ferro              President                President and Chief Investment Officer, Evergreen
401 S. Tryon,                                         Investment Management Company, LLC and Executive Vice
12th Floor                                            President, Wachovia Bank, N.A.
Charlotte, NC 28288
DOB: 6/20/45

-----------------------------------------------------------------------------------------------------------------
Kasey L. Phillips            Treasurer                Vice President, Evergreen Investment Services,
200 Berkeley Street                                   Inc.; former Assistant Vice President, Evergreen Investment
Boston, MA 02116                                      Services, Inc.
DOB: 12/12/70
-----------------------------------------------------------------------------------------------------------------
Michael H. Koonce            Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                   Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                      Assistant General Counsel, Wachovia Corporation; former
DOB: 4/20/60                                          Senior Vice President and General Counsel, Colonial
                                                      Management Associates, Inc.; former Vice President and
                                                      Counsel, Colonial Management Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
James Angelos                Chief Compliance         Chief Compliance Officer and Senior Vice President,
200 Berkeley Street          Officer since 2004       Evergreen Funds; Former Director of Compliance, Evergreen
Boston, MA 02116                                      Investment Services, Inc.
DOB: 9/2/47
-----------------------------------------------------------------------------------------------------------------


                              TRUSTEES COMPENSATION

Listed below is the Trustee compensation estimated to be paid by the Fund individually for the period beginning May 1, 2005 and ending on April 30, 2006, assuming the Fund had been in existence since May 1, 2005, and by the Fund and the Evergreen Select Fixed Income Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust, Evergreen Municipal Trust, Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Money Market Trust, Evergreen Variable Annuity Trust, Evergreen Asset Allocation Trust, Evergreen Managed Income Fund, Evergreen Income Advantage Fund, Evergreen Utilities and High Income Fund and one other limited liability company in the Evergreen fund complex for the twelve months ended December 31, 2004. Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Fund and other funds sharing the obligation of Trustee compensation. The Trustees do not receive pension or retirement benefits from the Fund.

      The Fund has no employees. Its Interested Trustee and officers are compensated by EIMC and/or its affiliates.

      ---------------------------------------------------------------
           Trustee                 Aggregate       Total Compensation
                               Compensation from   from the Evergreen
                                    Fund             Fund Complex
      ---------------------------------------------------------------
      Charles A. Austin, III        $6,000.00         $176,000.00
      ---------------------------------------------------------------
      Shirley L. Fulton             $6,000.00         $140,000.00
      ---------------------------------------------------------------
      K. Dun Gifford                $6,000.00         $153,500.00
      ---------------------------------------------------------------
      Leroy Keith, Jr.              $6,000.00         $140,000.00
      ---------------------------------------------------------------
      Gerald M. McDonnell           $6,000.00         $140,000.00
      ---------------------------------------------------------------
      William Walt Pettit           $6,000.00         $140,000.00
      ---------------------------------------------------------------
      David M. Richardson           $6,000.00         $140,000.00
      ---------------------------------------------------------------
      Russell A. Salton, III        $6,000.00         $153,500.00
      ---------------------------------------------------------------
      Michael S. Scofield           $6,000.00         $258,500.00
      ---------------------------------------------------------------
      Richard J. Shima              $6,000.00         $160,000.00
      ---------------------------------------------------------------
      Richard K. Wagoner            $6,000.00         $140,000.00
      ---------------------------------------------------------------

      Election of Trustees is non-cumulative. Accordingly, holders of a majority of the outstanding common shares may elect all of the trustees who may be elected by such holders.

Limitation of Trustees' Liability

      The Agreement and Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

      In addition, the Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

      In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

      The indemnification rights provided or authorized by the Agreement and Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Agreement and Declaration of Trust and applicable law.

            THE ADVISORY AGREEMENTS, ADMINISTRATOR AND TRANSFER AGENT

Investment Management Contract

      The Board of Trustees, including a majority of the Disinterested Trustees, has the responsibility under the 1940 Act to approve the Fund's management contracts for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. The Fund's Board of Trustees, including the Disinterested Trustees, approved EIMC's management contract for an initial two-year term on September 22, 2005.


      EIMC's management contract was approved by the sole common shareholder of the Fund on September 22, 2005. The management contract will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the management contract and continuance thereof must be approved by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The management contract may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by EIMC by notice to the other or by a vote of a majority of outstanding voting securities of the Fund. The management contract will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.


      Under the management contract, and subject to the supervision of the Fund's Board of Trustees, EIMC furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. EIMC pays for all of the expenses incurred in connection with the provision of its services.

      Pursuant to the management contract, EIMC may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all or some of the services to be provided by EIMC under the management contract, provided such agreement is approved as required by law.

      The management contract further provides that EIMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from EIMC's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.


      The management contract provides that the Fund shall pay to EIMC a fee for its services which is equal to the annual rate of .95% of the Fund's average daily Total Assets. For purposes of the Advisory Agreements, "Total Assets" means (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage for investment purposes shall not be considered a liability of the Fund for this purpose. The advisory fee will be payable monthly.


Investment Sub-Advisory Contracts

   Debt Securities Sub-Advisory Agreement


      EIA provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between EIMC and EIA dated as of September 22, 2005 (the "Debt Securities Sub-Advisory Agreement"). In consideration of the services provided by EIA, EIMC pays a monthly fee to EIA at the annual rate of .05% of the Fund's average daily Total Assets (as defined above).

      The Debt Securities Sub-Advisory Agreement was approved by the Board of Trustees (including a majority of the Disinterested Trustees) on September 22, 2005. The Debt Securities Sub-Advisory Agreement was approved by the sole common shareholder of the Fund on September 22, 2005. The initial term of the Debt Securities Sub-Advisory Agreement will expire on December 31, 2006, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Disinterested Trustees. The Debt Securities Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by EIMC. The Debt Securities Sub-Advisory Agreement may be terminated by EIA upon 90 days' prior written notice to EIMC, or upon such shorter notice as may be mutually agreed upon. The Debt Securities Sub-Advisory Agreement also provides that it will terminate automatically in the event of its

"assignment," as defined by the 1940 Act and the rules thereunder as well as upon termination of the management contract between EIMC and the Fund.

      Under the terms of the Debt Securities Sub-Advisory Agreement, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Debt Securities Sub-Advisory Agreement on the part of EIA, EIA will not be liable for any act or omission in the course of, or connected with, rendering services under the Debt Securities Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

   Option Sub-Advisory Agreement


      Analytic provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between EIMC and Analytic dated as of September 22, 2005 (the "Option Sub-Advisory Agreement"). In consideration of the services provided by Analytic, EIMC pays a monthly fee to Analytic equal to ..15% of the Fund's first $100,000,000 of average daily Total Assets (as defined above), .12% of the Fund's next $150,000,000 in average daily Total Assets, and ..10% of the Fund's average daily Total Assets above $250,000,000.

      The Option Sub-Advisory Agreement was approved by the Board of Trustees (including a majority of the Disinterested Trustees) on September 22, 2005. The Option Sub-Advisory Agreement was approved by the sole common shareholder of the Fund on September 22, 2005. The initial term of the Option Sub-Advisory Agreement will expire on December 31, 2006, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Disinterested Trustees. The Option Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by EIMC. The Option Sub-Advisory Agreement may be terminated by Analytic upon 90 days' prior written notice to EIMC, or upon such shorter notice as may be mutually agreed upon. The Option Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder as well as upon termination of the management contract between EIMC and the Fund.


      Under the terms of the Option Sub-Advisory Agreement, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Option Sub-Advisory Agreement on the part of Analytic, Analytic will not be liable for any act or omission in the course of, or connected with, rendering services under the Option Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

      Analytic is wholly owned by Old Mutual (US) Holdings Inc., which uses the marketing name Old Mutual Asset Management ("Old Mutual Asset Management"). Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $283 billion in assets under management as of June 30, 2005. Old Mutual plc is among the Global Fortune 300.

Board Consideration of the Investment Management Contract and the Investment Sub-Advisory Contracts.

      In considering approval of each of the investment management contract, the Debt Securities Sub-Advisory Agreement and the Option Sub-Advisory Agreement (collectively, the "Advisory Agreements"), the Trustees reviewed materials provided by each of the Advisors and considered, among other factors, the portfolio managers that would manage the Fund, the portfolio managers' past performance managing other investment companies, the fees and expenses to be paid by the Fund to EIMC, the direct and indirect benefits to each of the Advisors and their affiliates from their relationships with the Fund, and the fees to be paid by EIMC to EIA and Analytic. In making their decision, the Trustees relied, in part, on comparisons of the Fund's projected fees and expenses to the fees and expenses of funds with similar investment strategies.

      The Trustees noted that the proposed advisory advisory fee and projected expenses are at the median of the fees and expenses of a group of similar closed-end funds. The Trustees also took into account EIMC's agreement to cap the Fund's annual expenses at 1.2% of assets for a period of five years (assuming no preferred shares are issued). The Trustees also noted that the personnel of each of EIMC, EIA, and Analytic have substantial experience in managing the types of instruments in which the Fund will invest. Based on the foregoing, the Trustees concluded that approval of each of the Advisory Agreements would be in the best interests of the Fund's shareholders.

      After reviewing a variety of factors, including those described above, the Trustees concluded that: (i) the services provided by each of the Advisors was likely to be of a high quality and met the terms of each of the Advisory Agreements; (ii) in light of the anticipated costs of providing investment advisory services to the Fund, the ancillary benefits that each of the Advisors and their affiliates were anticipated to receive with regard to providing investment advisory services to the Fund were reasonable; and (iii) that the fees were reasonable and consistent with industry norms for funds of comparable size and asset class.

Administrator

      Evergreen Investment Services, Inc. ("EIS"), serves as administrator, subject to the supervision and control of the Fund's Board of Trustees. EIS provides the Fund with administrative office facilities, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate of .05% of the Fund's average daily total assets.

Transfer Agent

      EquiServe Trust Company, N.A. ("EquiServe") has entered into a transfer agency and service agreement with the Fund pursuant to which, among other services, EquiServe provides certain transfer agency services to the Fund. The transfer agency and service agreement may be terminated by the Fund or EquiServe (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

Code of Ethics

      The Fund and each of the Advisors have adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes of the Fund and the Advisors are on public file with, and available from, the Commission.

      The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Potential Conflicts of Interest

      The Fund is managed by the Advisors. EIMC and EIA also serve as investment adviser or sub-adviser to other Evergreen funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objective of the Fund, the other Evergreen funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

      It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Evergreen funds or a private account managed by EIMC, EIA or Analytic seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if EIMC, EIA or Analytic decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Evergreen funds may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.


It is expected that EIMC will agree to make certain payments to Analytic in the event that Analytic's sub-advisory agreement is terminated within a specified period after the date of this offering. Any such agreement may have the effect of limiting the willingness of EIMC to terminate or to recommend to the Trustees the termination of the sub-advisory agreement during that period.

                               PORTFOLIO MANAGERS


      OTHER FUNDS AND ACCOUNTS MANAGED. The following tables provide information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers of the Fund as of September 30, 2005. Dollar figures have been rounded to the nearest hundred thousand.

EIMC - Overall Strategy (including equity securities strategy)


Portfolio Manager


Joseph DeSantis              Registered Investment Companies
                                 Number of Accounts ................................................           0
                                 Total Assets ......................................................  $        0
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................           0
                                 Total Assets.......................................................  $        0
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other Accounts
                                 Number of Accounts.................................................           0
                                 Total Assets.......................................................  $        0
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee............................  $        0
Gilman C. Gunn III           Registered Investment Companies
                                 Evergreen International Equity Fund ...............................  $  2,646.9 million
                                 Evergreen VA International Equity Fund ............................  $    179.1 million
                                 Evergreen Precious Metals Fund ....................................  $    388.5 million
                                 MMA Praxis International Fund .....................................  $    144.9 million
                                 Number of Accounts ................................................           4
                                 Total Assets ......................................................  $  3,359.5 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................           0
                                 Total Assets.......................................................  $        0
                                 Number of those subject to performance fee.........................           0

Portfolio Manager

                                 Total Assets subject to performance fee ...........................  $          0
                             Other Accounts
                                 Number of Accounts.................................................             7
                                 Total Assets.......................................................  $    862.6 million
                                 Number of those subject to performance fee.........................             0
                                 Total Assets subject to performance fee............................  $          0

      Evergreen International Advisors - debt securities strategy

Portfolio Manager


Anthony Norris               Registered Investment Companies
                                 Evergreen International Bond Fund .................................  $    958.3 million
                                 Evergreen Managed Income Fund (1) .................................  $  1,183.5 million
                                 Evergreen Strategic Income Fund (1) ...............................  $    404.1 million
                                 Evergreen VA Strategic Income Fund (1) ............................  $     83.9 million
                                 Number of Accounts ................................................           4
                                 Total Assets ......................................................  $  2,629.7 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................           3
                                 Total Assets.......................................................  $     79.2 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other Accounts
                                 Number of Accounts.................................................          28
                                 Total Assets.......................................................  $ 13,689.5 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0

Peter Wilson                 Registered Investment Companies
                                 Evergreen International Bond Fund .................................  $    958.3 million
                                 Evergreen Managed Income Fund (1) .................................  $  1,183.5 million
                                 Evergreen Strategic Income Fund (1) ...............................  $    404.1 million
                                 Evergreen VA Strategic Income Fund (1) ............................  $     83.9 million
                                 Number of Accounts ................................................           4
                                 Total Assets ......................................................  $  2,629.7 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................           3
                                 Total Assets.......................................................  $     79.2 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other Accounts
                                 Number of Accounts.................................................          28
                                 Total Assets.......................................................  $ 13,689.6 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0


(1) Mr. Wilson and Mr. Norris are not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund. As of

      September 30, 2005, they were responsible only for approximately $479.2 million of the $1,671.5 million in assets in these funds.

Analytic Investors, Inc. - Option Strategy

Portfolio Manager


Harindra de Silva            Registered Investment Companies
                                 Number of Accounts ................................................          11
                                 Total Assets ......................................................  $  1,950.9 million
                                 Number of those subject to performance fee ........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................          20
                                 Total Assets.......................................................  $  1,249.5 million
                                 Number of those subject to performance fee.........................          14
                                 Total Assets subject to performance fee ...........................  $    633.3 million
                             Other Accounts
                                 Number of Accounts.................................................          22
                                 Total Assets.......................................................  $    958.9 million
                                 Number of those subject to performance fee.........................           6
                                 Total Assets subject to performance fee ...........................  $    282.8 million

Gregory M. McMurran          Registered Investment Companies
                                 Number of Accounts ................................................           2
                                 Total Assets ......................................................  $    435.4 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................           2
                                 Total Assets.......................................................  $    116.0 million
                                 Number of those subject to performance fee.........................           1
                                 Total Assets subject to performance fee ...........................  $     12.0 million
                             Other Accounts
                                 Number of Accounts.................................................           2
                                 Total Assets.......................................................  $  4,753.1 million
                                 Number of those subject to performance fee.........................           1
                                 Total Assets subject to performance fee ...........................  $  4,739.1 million

Dennis Bein                  Registered Investment Companies
                                 Number of Accounts ................................................          11
                                 Total Assets ......................................................  $  1,914.3 million
                                 Number of those subject to performance fee.........................           0

Portfolio Manager


                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................          18
                                 Total Assets.......................................................  $  1,174.8 million
                                 Number of those subject to performance fee.........................          13
                                 Total Assets subject to performance fee ...........................  $    621.0 million
                              Other Accounts
                                 Number of Accounts.................................................          20
                                 Total Assets.......................................................  $    789.5 million
                                 Number of those subject to performance fee.........................           6
                                 Total Assets subject to performance fee ...........................  $    282.8 million

Scott Barker                 Registered Investment Companies
                                 Number of Accounts ................................................           2
                                 Total Assets ......................................................  $    435.4 million
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                             Other pooled investment vehicles
                                 Number of Accounts ................................................           0
                                 Total Assets.......................................................  $        0
                                 Number of those subject to performance fee.........................           0
                                 Total Assets subject to performance fee ...........................  $        0
                              Other Accounts
                                 Number of Accounts.................................................           2
                                 Total Assets.......................................................  $  4,753.1 million
                                 Number of those subject to performance fee.........................           1
                                 Total Assets subject to performance fee ...........................  $  4,739.1 million


      CONFLICTS OF INTEREST.

   EIMC and EIA

      Portfolio managers may experience certain conflicts of interest in managing the Fund's investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC and EIA have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

      The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a fund, which may constitute a conflict with the interest of that certain fund. EIMC and EIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

      Neither EIMC nor EIA will receive a performance fee for its management of the Fund. EIMC, EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC and EIA, however, require that portfolio managers treat all accounts they manage equitably and fairly.

      EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. EIA has similar policies relating to brokerage, aggregation and fair allocation of trades.

      Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC. The Codes of Ethics of EIA has similar provisions.

   Analytic Investors, Inc.

      Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

      Certain of the Managed Accounts Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic's investment personnel and therefore have access to full information about Analytic's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

      COMPENSATION.

   EIMC and EIA Compensation.

      For EIMC and EIA, portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

      The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.

      To be eligible for an investment performance-related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

      In determining the subjective evaluation component of the bonus, each portfolio manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

      For calendar year 2004, the investment performance component of each portfolio manager's bonus for serving as portfolio manager of other funds in the Fund Complex was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks, however, may change for purposes of calculating bonus compensation for calendar year 2005. Please note that Mr. DeSantis is not listed below because he joined EIMC in August 2005.

      Portfolio Manager

      Gillman C. Gunn, III ....  Lipper International Multi Cap
                                 Lipper International Small Cap Growth
                                 Lipper Emerging markets
                                 Lipper Health
                                 Lipper Gold Oriented

                                 Callan International Equity

      Anthony Norris ..........  Lipper International Income Fund Universe
                                 Lipper Global Income Fund Universe

                                 Lipper Institutional Money Market Fund Universe

      Peter Wilson ............  Lipper International Income Fund Universe
                                 Lipper Global Income Fund Universe

                                 Lipper Institutional Money Market Fund Universe

      Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

      In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

            o     medical, dental, vision and prescription benefits,

            o     life, disability and long-term care insurance,

            o before-tax spending accounts relating to dependent care, health care, transportation and parking, and

            o various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees, but certain benefits may not be available to EIA employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

   Analytic Compensation.

      Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm; the overall success of the department or team; and an individual's contribution to the team. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and its clients.

      The base salaries of the portfolio managers of Analytic are typically reviewed on an annual basis, determined by each portfolio manager's date of employment. Discretionary bonuses are determined annually, based upon an analysis of information from the prior calendar year.


      FUND HOLDINGS. The table below presents the dollar range of investment each portfolio manager holds in each fund he or she manages as of September 30, 2005.


              Evergreen International Balanced Income Fund

              Joseph DeSantis ...................     None.

              Gillman C. Gunn, III ..............     None.

              Anthony Norris ....................     None.(1)

              Peter Wilson ......................     None.(1)

              Harindra de Silva .................     None.

              Gregory M. McMurran ...............     None.

              Dennis Bein .......................     None.

              Scott Barker ......................     None.

      (1) Messrs. Norris and Wilson are non-U.S. residents and therefore do not hold shares of the Evergreen funds


      The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of September 30, 2005. Total exposure equals the sum of (i) the portfolio manager's beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager's Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager's Wachovia Corporation deferred compensation plan exposure to Evergreen funds.


              Portfolio Manager

              Joseph DeSantis ...................     None.

              Gillman C. Gunn, III ..............     None.

              Anthony Norris ....................     None.

              Peter Wilson ......................     None.

              Harindra de Silva .................     None.

              Gregory M. McMurran ...............     None.

              Dennis Bein .......................     None.

              Scott Barker ......................     None.


      The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen's mutual fund business as of September 30, 2005. Total exposure equals the sum of (i) the individual's beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual's Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual's Wachovia Corporation deferred compensation plan exposure to Evergreen funds.


              Maryann Bruce .............................   $100,001 - 500,000
              President, EIS

              Christopher Conkey ........................   Over $1,000,000
              Chief Investment Officer, EIMC

              Dennis Ferro ..............................   Over $1,000,000
              Chief Executive Officer, EIMC

              Richard Gershen ...........................   $500,001 - 1,000,000
              Head of Business Strategy, Risk and Product
              Management, EIMC

              W. Douglas Munn ...........................   $100,001 - 500,000
              Chief Operating Officer, EIMC

              Patrick O'Brien ...........................   Over $1,000,000
              President, Institutional Division, EIMC

                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by one of the Advisors pursuant to authority contained in the Fund's management contracts. Certain Securities purchased and sold on behalf of the Fund will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. The relevant Advisor normally seeks to deal directly with the primary market makers unless, in their opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The relevant Advisor seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the relevant Advisor considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

      The Advisors may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Advisors. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if the relevant Advisor determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisors maintain a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by the Advisors are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The Advisors believe that no exact dollar value can be calculated for such services.

      The research received from broker-dealers may be useful to the Advisors in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Advisors, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Advisors in carrying out their respective obligations to the Fund. The receipt of such research has not reduced the Advisors' normal independent research activities; however, it enables the Advisors to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

      The Evergreen funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

      The Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with EIMC and EIA that places trades through its wholly owned subsidiary, First Clearing LLC.

      The Board of Trustees will periodically review the Advisors' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

      Additionally, on most fixed-income security and certain derivative transactions, the Fund will typically pay an undisclosed amount of "mark-up" that is included in the price paid by the fund for principal transactions (transactions directly with a dealer or other counterparty). As a result, funds, like the Fund, that invest in fixed-income securities and equity securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than funds that invest in equity securities only.

                         U.S. FEDERAL INCOME TAX MATTERS

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      The Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. The Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

      Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Call option premiums received by the Fund will generally be recognized upon exercise, lapse or disposition of the option and generally will be treated as short-term capital gain or loss. The Fund's positions in certain listed equity index options and futures contracts, certain foreign currency forward contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the instruments on October 31 and April 30. Under this system 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts) and options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made will be taxable as ordinary income.

      For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain qualified foreign corporations as "qualified dividend income," provided holding period and other requirements are met by the Fund. The Fund's call writing activities may affect its ability to meet the holding period requirements (see "Options, Futures, Forward Contracts and Swap Agreements" below). Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets holding period and other requirements with respect to the Fund's shares. Fund dividends representing distributions of interest income and net short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the Fund cannot predict what portion of Fund distributions will be derived from qualified dividend income.

      Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

      The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

      The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, in the event that the Fund issues preferred shares, the Fund intends each year to allocate Capital Gain Dividends between and among its common shares and any series of preferred shares issued by the Fund in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or reduced rates applicable to qualified dividend income will similarly be allocated between and among the two (or more) classes.

      Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but for which the Fund can claim a dividends-paid deduction with respect to such taxable year, are treated as dividends paid during such taxable year for purposes of determining each class's proportionate share of a particular type of income. In the event that the Fund issues preferred shares, the Fund currently intends to treat any such dividends as having been paid in the taxable year of payment for purposes of determining each class's proportionate share of a particular type of income with respect to such taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares issue by the Fund. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to additional tax on amounts so recharacterized and the Fund could be subject to U.S. federal income and excise tax.

      Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any preferred shares issued by the Fund, and only thereafter to distributions made to holders of common shares. As a result, the holders of preferred shares would receive a disproportionate share of the distributions treated as dividends, and the holders of the common shares would receive a disproportionate share of the distributions treated as a return of capital.

      Dividends and distributions on the Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

      Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

      Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option, and gain or loss on options generally will be treated by the Fund as short-term capital gain or loss. The Fund's positions in certain listed equity index options and futures contracts, certain foreign currency forward contracts, and certain options on futures contracts and foreign currencies will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options on October 31 and April 30. Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the fund elects otherwise, foreign currency futures contracts) and options on futures contracts and foreign currencies will be treated as long-term capital gains or losses and 40% will be treated as short-term gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term capital losses. The Fund may elect to treat gains or losses from foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income.

      Call options that are considered "covered" for U.S. federal income tax purposes--that is, options on stocks that the Fund owns and options on securities indices that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund's risk of loss in either position under IRS regulations--and other devices used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the U.S. federal income tax straddle rules. Some covered call options that are not deep-in-the-money constitute "qualified covered call options" (as defined in Section 1092 of the Code) and may be excepted from the straddle rules. For qualified covered call options, however, the holding period for the offsetting property may be calculated without regard to the time when the options are outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" may not satisfy the holding period requirements and therefore may be taxed as ordinary income. The call options that are covered by shares but do not constitute "qualified covered call options" and other devices employed by the Fund that substantially diminish its risk of loss in offsetting positions in "substantially similar or related property" (as defined in the Code) are treated as straddles. The straddle rules require that certain losses be deferred. In addition, the holding period for positions considered part of a straddle will generally not begin until after the offsetting position is no longer outstanding. To avoid being subject to the straddle rules and the rules governing qualified covered calls under U.S. federal income tax law, the Fund intends to limit overlap between the value of its stock holdings (and any subset thereof) and the value of each index (and portion thereof) to less than 70% on an ongoing basis. These rules could, however, affect the amount, timing and character of distributions to shareholders.

      Certain of the Fund's hedging activities (including its transactions in foreign currencies and foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under "--Return of Capital Distributions." If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

      Foreign Taxation. If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

      Tender Offers. From time to time the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all common shares and dispose of any preferred shares issued by the Fund and held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all common shares and dispose of all preferred shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, or retains a substantial portion of its preferred shares, such shareholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the preferred shares held by a preferred shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that common shareholders and non-redeeming preferred shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of common shares, the Fund will be required to make additional distributions to its common shareholders.

      Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

      Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

      If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

      Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

      Certain Investments in REITs. The Fund may invest in real estate investment trusts ("REITs"), including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

      In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

      Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

      Dividends Received Reductions. Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to an option or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

      Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

      Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly-designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly-designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. In addition, as indicated below, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. Since all invested income will be comprised of either foreign dividends or interest, the Fund does not expect to generate any qualified interest income dividends, described in (i), that would be exempt from this withholding tax.

      Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as certain REITs. Notably, the Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the recent legislation, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

      A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

      Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

      In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

      Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      General. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                     EXPERTS


      The statement of assets and liabilities of the Fund as of September 12, 2005 appearing in this statement of additional information has been audited by KPMG LLP, the Fund's Independent Registered Public Accounting Firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP, located at 99 High Street, Boston, MA 02110, provides accounting and auditing services to the Fund.


                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

              FINANCIAL STATEMENT AND INDEPENDENT REGISTERED PUBLIC
                            ACCOUNTING FIRM'S REPORT


             Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Evergreen International Balanced Income Fund:

We have audited the accompanying statement of assets and liabilities of Evergreen International Balanced Income Fund ("the Fund"), as of September 12, 2005. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Evergreen International Balanced Income Fund as of September 12, 2005, in conformity with U.S. generally accepted accounting principles.


                                                  /s/ KPMG LLP

Boston, Massachusetts
September 13, 2005

                  EVERGREEN INTERNATIONAL BALANCED INCOME FUND
                       Statement of Assets and Liabilities
                               September 12, 2005


--------------------------------------------------------------------------------
ASSETS

      Cash                                                            $  100,084
      Deferred offering costs                                            600,000
                                                                      ----------
      Total Assets                                                       700,084
                                                                      ----------

LIABILITIES

      Payable for offering costs                                         600,000
                                                                      ----------

NET ASSETS                                                            $  100,084
                                                                      ==========

Shares Outstanding                                                         5,240
                                                                      ----------

Net asset value  ($100,084/5,240 shares outstanding)                  $    19.10
                                                                      ----------

The accompanying notes are an integral part of the financial statement.

                  EVERGREEN INTERNATIONAL BALANCED INCOME FUND

                  Notes to Statement of Assets and Liabilities

                               September 12, 2005

Note 1 - Organization

      Evergreen International Balanced Income Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified closed-end management investment company.

      The Fund's investment objective is to seek to provide a high level of income.

Note 2 - Significant Accounting Policies

      (a) Valuation of Cash: Cash is valued at cost, which approximates market value.

      (b) Organization Expenses and Offering Costs: Offering costs (exclusive of sales loads) are estimated to be approximately $600,000. Evergreen Investment Management Company, LLC ("EIMC") has agreed to pay organizational and offering costs (excluding sales charges) that exceed $0.04 per share. Organizational and offering costs up to $0.04 per share and sales charges will be borne by the Fund and its shareholders and will be accounted for as a reduction to paid in capital. Based on an estimated expected offering of 15,000,000 shares, all of the organizational and offering costs will be borne by the Fund.

      (c) Federal Taxes: The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision will be required.

Note 3 - Investment Advisory Fee and Other Affiliated Transactions

      EIMC serves as investment adviser to the Fund. As compensation for EIMC's services, the Fund will pay EIMC a management fee at an annual rate of 0.95% of the Fund's average daily total assets (as defined in the Investment Advisory Agreement between the Fund and EIMC).

      Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia Corporation, and Analytic Investors, Inc. will serve as the Fund's investment sub-advisors. Each investment sub-advisor will be paid by EIMC for its services to the Fund.

      Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund. As administrator, EIS provides the Fund certain administrative and accounting services and is paid an annual fee of 0.05% of the Fund's average daily total assets.

Note 4 - Service Providers

      The Fund has retained State Street Bank and Trust Company as custodian. EquiServe Trust Company, N.A. will serve as the transfer agent, registrar, shareholder servicing agent and dividend disbursing agent for the Fund's shares.

Note 5 - Fund Shares

      The Fund has authorized an unlimited number of common shares, without par value, of which 5,240 shares were issued and outstanding at September 12, 2005.

                       APPENDIX A - DESCRIPTION OF RATINGS

                      CORPORATE AND MUNICIPAL BOND RATINGS

      The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

      If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

      The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS
--------------------------------------------------------------------------------
MOODY'S    S&P        FITCH      Credit Quality
--------------------------------------------------------------------------------
Aaa        AAA        AAA        Excellent Quality (lowest risk) *
--------------------------------------------------------------------------------
Aa         AA         AA         Almost Excellent Quality (very low risk) *
--------------------------------------------------------------------------------
A          A          A          Good Quality (low risk) *
--------------------------------------------------------------------------------
Baa        BBB        BBB        Satisfactory Quality (some risk) *
--------------------------------------------------------------------------------
Ba         BB         BB         Questionable Quality (definite risk) **
--------------------------------------------------------------------------------
B          B          B          Low Quality (high risk) **
--------------------------------------------------------------------------------
Caa/Ca/C   CCC/CC/C   CCC/CC/C   In or Near Default  **
--------------------------------------------------------------------------------
           D          DDD/DD/D   In Default **
--------------------------------------------------------------------------------

* Consider investment grade.

** Considered below investment grade.

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

      o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

      o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

      -- Leading market positions in well-established industries.

      -- High rates of return on funds employed.

      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

      o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

      o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

      -- Leading market positions in well-established industries.

      -- High rates of return on funds employed.

      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

                                   APPENDIX B

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.    The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o     Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.  Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.   Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.    Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.   Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.  Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o     adverse governance changes

o     excessive increases in authorized capital stock

o     unfair method of distribution

o     diminution of voting rights

o     adverse conversion features

o     negative impact on stock option plans

o     other alternatives such as spinoff

VIII. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote  on  management   proposals  seeking  approval  to  reprice  options  on  a
case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.   State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.    Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.   Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o     are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors:
potential  competitiveness;   regulatory  developments;  current  and  potential
returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement. Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally,  vote  for  disclosure  reports  that  seek  additional  information,
particularly   when  it  appears   companies  have  not   adequately   addressed
shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally,   vote  for  disclosure  reports  that  seek  additional  information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

                           PART C - OTHER INFORMATION

Item 25: FINANCIAL STATEMENTS AND EXHIBITS

      1. FINANCIAL STATEMENTS:


      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.


      2. EXHIBITS:

Exhibit No.       Description of Exhibits
-----------       -----------------------

(a)(1)            Certificate of Trust, dated August 16, 2005.(1)

(a)(2)            Agreement and Declaration of Trust dated August 16, 2005.(1)


(a)(3)            Amended and Restated Agreement and Declaration of Trust.(2)


(b)               By-laws of Registrant.(1)

(c)               Not applicable.

(d)(1) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust.(1)

(d)(2)            Article II (Meetings of Shareholders) of the Bylaws of
                  Registrant.(1)


(d)(3)            Form of Share Certificate.(2)

(e)               Automatic Dividend Reinvestment Plan.(2)


(f)               Not applicable.


(g)(1) Form of Investment Advisory Agreement between Registrant and Evergreen Investment Management Company, LLC.(2)

(g)(2) Form of Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and First International Advisors, LLC.(2)

(g)(3) Form of Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Analytic Investors, Inc.(2)

(h)(1)            Form of Purchase Agreement.(2)

(h)(2)            Form of Standard Dealer Agreement.(2)

(h)(3)            Master Agreement Among Underwriters.(2)

(h)(4)            Form of Additional Compensation Agreement, filed herewith.

(h)(5)            Form of Structuring Fee Agreement, filed herewith.

(i)               Deferred Compensation Plan.(2)

(j) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.(2)

(k)(1) Form of Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc.(2)

(k)(2) Form of Transfer Agency and Service Agreement between Registrant and EquiServe Trust Company, N.A.(2)

(k)(3) Form of Sub-Administration Agreement between Evergreen Investment Services, Inc., and State Street Bank and Trust Company.(2)

(l)(1) Opinion and consent of Richards, Layton & Finger P.A., filed herewith.

(1)(2)            Consent of Ropes & Gray LLP, filed herewith.


(m)               Not applicable.


(n) Consent of KPMG LLP, the Registrant's Independent Registered Public Accounting Firm, filed herewith.


(o)               Not applicable.


(p)               Form of Subscription Agreement.(2)


(q)               Not applicable.


(r)(1)            Code of Ethics for Evergreen International Balanced Income
                  Fund.(2)

(r)(2)            Code of Ethics for Evergreen Investment Management Company,
                  LLC.(2)

(r)(3)            Code of Ethics for First International Advisors, LLC.(2)

(r)(4)            Code of Ethics for Analytic Investors, Inc.(2)


(s)               Powers of Attorney.(1)




(1) = Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File no. 333-127742 filed on August 22, 2005.

(2) = Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-127742 filed on September 26, 2005.


-------------------

Item 26:  MARKETING ARRANGEMENTS

See Sections 3(a)(x), 3(a)(xiii), 6 and 10 of Exhibit h.1 of Item 25 of this Registration Statement and Sections 7,8, and 20 of Exhibit h.3 of Item 25 of this Registration Statement.

Item 27: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement.


            Registration fees                                      $* 35,310
            National Association of Securities Dealers, Inc. fee   $* 30,500
            New York Stock Exchange listing fee                    $* 30,000
            Printing and engraving expenses                        $* 79,900
            Legal fees                                             $*250,000
            Accounting expenses                                    $* 10,000
            Underwriter expense reimbursements                     $*100,050
            Marketing fees                                         $*198,240
            Miscellaneous expenses                                 $*  1,000
                                                                   ---------
                     Total                                         $*735,000


      * Estimated expenses.


      Evergreen Investment Management Company, LLC has agreed to pay the amount by which the aggregate of all of the Registrant's organizational expenses and offering costs (other than the sales load, but including the $.00667 per common share partial reimbursement of expenses to the underwriters) exceeds $.04 per common share.


Item 28: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.


Item 29: NUMBER OF HOLDERS OF SECURITIES (As of October 15, 2005)


               Title of Class                     Number of Record Holders
               --------------                     ------------------------


         Common Shares, no par value                          1


Item 30: Indemnification

      Prior to its commencement of operations, Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

      Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Agreement and Declaration of Trust, which is filed herewith.

      The Investment Advisory Agreement between the Registrant and Evergreen Investment Management Company, LLC contains provisions for the indemnification of the Registrant's Advisor.

      It is expected that Evergreen Investment Management Company, LLC or an affiliate will agree to indemnify Analytic Investors, Inc. against certain liabilities arising in connection with the public offering of shares of the Registrant.

      The Underwriting Agreement contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.

      The Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc. contains provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's Administrator.

      The Transfer Agency and Service Agreement with the Registrant's transfer agent contains provisions for the indemnification of EquiServe Trust Company, N.A., the Registrant's transfer agent.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31: BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR AND INVESTMENT SUB-ADVISORS

      (a) The Directors and principal executive officers of Wachovia Bank, N.A. are:

            G. Kennedy Thompson        Chairman, Wachovia Corporation and
                                       Wachovia Bank, N.A., Chief Executive
                                       Officer, President and Director, Wachovia
                                       Corporation and Wachovia Bank, N.A.

            Mark C. Treanor            Executive Vice President, Secretary &
                                       General Counsel, Wachovia Corporation;
                                       Secretary and Executive Vice President,
                                       Wachovia Bank, N.A.

            Robert T. Atwood           Executive Vice President and Chief
                                       Financial Officer, Wachovia Corporation;
                                       Chief Financial Officer and Executive
                                       Vice President, Wachovia Bank, N.A.

      All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288

      The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

      The information required by this item with respect to First International Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-42427) of First International Advisors, LLC.

                            Analytic Investors, Inc.
                       500 South Grand Avenue, 23rd Floor
                              Los Angeles, CA 90071

Name                    Position with Adviser       Other Connections
----------------------------------------------------------------------------------------------
Dr. Roger Glen Clarke   Chairman                    President (September 1997 - present),
                                                    Ensign Peak Advisors; Director (January
                                                    2000 to present), Bonneville Holding
                                                    Corporation; Director (September 1996 -
                                                    present), Deseret Trust Company.
--------------------------------------------------------------------------------------------------
Harinda de Silva        Director and President      Director (January 1999 - present), Analytic
                                                    US Market Neutral, Ltd.; Director (November
                                                    2000 - Present), Analytic US Market
                                                    Offshore Master, Ltd.; Director (May 2002 -
                                                    present), Analytic US Market Neutral
                                                    Offshore II, Ltd.; Director (May 2002 -
                                                    present), Analytic US Market Neutral
                                                    Offshore Master II, Ltd.; Director,
                                                    Analytic Japanese Equity Market Neutral
                                                    Offshore Master, Ltd. and Analytic Japanese
                                                    Equity Market Neutral Offshore, Ltd.
--------------------------------------------------------------------------------------------------
Marie Nastasi Arlt      Director, Treasurer, Vice   Director (November 2001 - present),
                        President, Chief Operating  Analytic US Market Neutral Offshore, Ltd.;
                        Officer and Corporate       Director (May 2002 - present), Analytic US
                        Secretary                   Market Neutral Offshore II, Ltd; Director,
                                                    Analytic Japanese Equity Market Neutral
                                                    Offshore Master, Ltd. and Analytic Japanese
                                                    Equity Market Neutral Offshore, Ltd.
--------------------------------------------------------------------------------------------------
Scott F. Powers         Director                    Chief Executive Officer (September 2001 -
                                                    present), Old Mutual US Holdings, Inc.;
                                                    Chief Executive Officer (September 2001 -
                                                    present), Old Mutual Asset Managers (US)
                                                    LLC, 200 Clarendon Street, 53rd Floor,
                                                    Boston, MA 02116; Executive Vice President
                                                    of Sales and Marketing and Product
                                                    Development at Mellon Institutional Asset
                                                    Management, Chief Operating Officer and
                                                    head of marketing and client service for
                                                    The Boston Company Asset Management
                                                    (1989-1999); Financial Advisor for Dean
                                                    Witter (1985-1989); Director, Acadian Asset
                                                    Management, Inc., Analytic Investors, Inc.,
                                                    Barrow Hanley, Mewhinney & Strauss, Inc.,
                                                    Clay Finlay, Inc., Dwight Asset Management
                                                    Company,

                                                    eSecLending LLC, Integra Capital Financial
                                                    Corporation, Integra Capital Management
                                                    Corporation, Integra Capital Quebec
                                                    Corporation, Old Mutual Asset Managers (US)
                                                    LLC, Old Mutual Asset Management Charitable
                                                    Foundation, Inc., Old Mutual (US) Holdings
                                                    Inc., Pilgrim Baxter & Associates, Ltd.,
                                                    Provident Investment Counsel, Inc., Rogge
                                                    Global Partners plc, Thompson, Siegel &
                                                    Walmsley, Inc., United Investments Co.,
                                                    Ltd. and UAM (Japan) Inc.
-----------------------------------------------------------------------------------------------
Dennis M. Bein          Chief Investment Officer    Formerly, Portfolio Manager, Analytic/TSA
                                                    Investors, Inc.
-----------------------------------------------------------------------------------------------
Gregory M. McMurran     Chief Investment Officer    Formerly, Chief Investment Officer ,
                                                    Analytic/TSA Investors, Inc.

Item 32: LOCATIONS OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-3 promulgated thereunder are maintained at one of the following locations:

      Evergreen Investment Services, Inc. and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116.

      Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288

      State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

      EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021

Item 33: MANAGEMENT SERVICES.

      Not applicable.

Item 34: UNDERTAKINGS.

      (1) The Registrant undertakes to suspend the offering of its shares until it amends the Prospectus if (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      (2) Not applicable.

      (3) Not applicable.

      (4) Not applicable.

      (5) Registrant hereby undertakes:

            (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

            (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 24th day of October, 2005.


                                           EVERGREEN INTERNATIONAL BALANCED
                                           INCOME FUND


                                           By: /s/ Michael H. Koonce
                                               ---------------------
                                                 Michael H. Koonce
                                                 Secretary


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the 24th day of October, 2005.


Name                                     Capacity
----                                     --------



/s/ Kasey L. Phillips                    Treasurer (Principal
-----------------------------            Financial and Accounting Officer)
Kasey L. Phillips


/s/ Dennis H. Ferro                      President (Principal Executive
-----------------------------            Officer)
Dennis H. Ferro*

/s/ Charles A. Austin, III               Trustee
-----------------------------
Charles A. Austin, III*

/s/ K. Dun Gifford                       Trustee
-----------------------------
K. Dun Gifford*

/s/ William Walt Pettit                  Trustee
-----------------------------
William Walt Pettit*

/s/ Gerald M. McDonnell                  Trustee
-----------------------------
Gerald M. McDonnell*

/s/ Russell A. Salton, III MD            Trustee
-----------------------------
Russell A. Salton, III MD*

/s/ Michael S. Scofield                  Chairman of the Board of Trustees
-----------------------------
Michael S. Scofield*

/s/ David M. Richardson                  Trustee
-----------------------------
David M. Richardson*

/s/ Richard K. Wagoner                   Trustee
-----------------------------
Richard K. Wagoner*

/s/ Leroy Keith, Jr.                     Trustee
-----------------------------
Leroy Keith, Jr.*

/s/ Richard J. Shima                     Trustee
-----------------------------
Richard J. Shima*

/s/ Shirley L. Fulton                    Trustee
-----------------------------
Shirley L. Fulton*



                                            *By: /s/ Maureen E. Towle
                                            -----------------------------
                                            Maureen E. Towle
                                            Attorney-In-Fact
                                            Dated: October 24, 2005

                                INDEX TO EXHIBITS

Exhibit         Exhibit Name
-------         ------------


(h)(4)          Form of Additional Compensation Agreement.

(h)(5)          Form of Structuring Fee Agreement.

(l)(1)          Opinion and consent of Richards, Layton & Finger P.A.

(1)(2)          Consent Ropes & Gray LLP.

(n) Consent of KPMG LLP, the Registrant's Independent Registered Public Accounting Firm.